SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [x]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[ ] Preliminary Proxy Statement          [ ] Confidential, for Use of
[x] Definitive Proxy Statement                 the Commission Only (as
[ ] Definitive Additional Materials            permitted by
[ ] Soliciting Material Pursuant to            Rule 14a-6(e)(2))
            Section 240.14a-11(c)
            or Section 240.14a-12

                                   Sonus Corp.
--------------------------------------------------------------------------------

                (Name of Registrant as Specified In Its Charter)

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    (Name of  Person(s)  Filing Proxy  Statement  if other than the  Registrant)
Payment of Filing Fee (Check the appropriate box):
[x] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    1)  Title of each class of securities to which transaction applies:

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    2)  Aggregate number of securities to which transaction applies:

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    3)  Per unit  price  or  other  underlying  value  of  transaction  computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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    4)  Proposed maximum aggregate value of transaction:

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    5)  Total fee paid:

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[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1)  Amount Previously Paid:

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    2)  Form, Schedule or Registration Statement No.:

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    3)  Filing Party:

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    4)  Date Filed:

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

                                   SONUS CORP.
                        111 S.W. FIFTH AVENUE, SUITE 1620
                             PORTLAND, OREGON 97204
                              --------------------

                          NOTICE OF ANNUAL AND SPECIAL
                         GENERAL MEETING OF SHAREHOLDERS
                                DECEMBER 15, 1999
                              --------------------

        NOTICE IS HEREBY GIVEN that the Annual and Special General Meeting of the holders of Common Shares (the "Common Shares"), Series A Convertible Preferred Shares (the "Series A Shares"), and Series B Convertible Preferred Shares (the "Series B Shares" and, together with the Series A Shares, the "Preferred Shares") of Sonus Corp. (the "Corporation") will be held at Atwater's, 30th Floor, 111 S.W. Fifth Avenue, Portland, Oregon, on Wednesday, December 15, 1999, at 10 a.m. Pacific Time, for the following purposes:

1.      To fix the number of directors of the Corporation at eight;

2.      To elect directors;

3. To appoint auditors for the ensuing year and to authorize the Board of Directors to fix the remuneration to be paid to the auditors;

4. To consider and approve an amendment to the Corporation's Articles amending and restating the terms of the Corporation's Series A Shares, including consolidating and changing the 13,333,333 Series A Shares outstanding into 2,666,666 issued Series A Shares;

5.      To  receive  and  consider  the  annual  report   containing   financial
        statements for the fiscal year ended July 31, 1999, together with the report of the auditors thereon; and

6. To transact such other business as may properly come before the meeting or any adjournment thereof.

        Only holders of record of Common Shares or Preferred Shares at the close of business on October 29, 1999, are entitled to receive notice of the meeting.

                                            BY ORDER OF THE BOARD OF DIRECTORS


November 9, 1999                            Brian S. Thompson
Portland, Oregon                            Secretary

        We ask that you promptly sign, date and return the enclosed proxy in the enclosed return envelope, whether or not you plan to attend the meeting in person. If you do attend the meeting, you may withdraw your proxy and vote in person. All instruments appointing proxies to be used at the meeting must be deposited at the offices of CIBC Mellon Trust Company, Suite 600, 333-7th Avenue SW, Calgary, Alberta, Canada, T2P 2Z1 (P.O. Box 2517, Calgary, Alberta, Canada, T2P 4P4), prior to 10 a.m. (Calgary time) on December 14, 1999, or delivered to the chairman of the meeting prior to the commencement of the meeting. A person appointed as a proxy need not be a shareholder of the Corporation.

                                   SONUS CORP.
                              --------------------

                       ANNUAL AND SPECIAL GENERAL MEETING
                 OF SHAREHOLDERS TO BE HELD ON DECEMBER 15, 1999

                         MANAGEMENT INFORMATION CIRCULAR
                               AND PROXY STATEMENT
                              --------------------

                             SOLICITATION OF PROXIES

        THIS MANAGEMENT INFORMATION CIRCULAR AND PROXY STATEMENT (THIS "CIRCULAR") IS FURNISHED IN CONNECTION WITH THE SOLICITATION BY THE MANAGEMENT OF SONUS CORP. (THE "CORPORATION") OF PROXIES TO BE USED AT THE ANNUAL AND SPECIAL GENERAL MEETING OF THE SHAREHOLDERS OF THE CORPORATION TO BE HELD AT ATWATER'S, 30TH FLOOR, 111 S.W. FIFTH AVENUE, PORTLAND, OREGON, ON WEDNESDAY, DECEMBER 15, 1999, AT 10 A.M. PACIFIC TIME, AND ANY ADJOURNMENTS THEREOF, FOR THE PURPOSES SET FORTH IN THE ACCOMPANYING NOTICE OF MEETING.

        The solicitation of proxies will be made primarily by mail, but proxies may also be solicited personally and by telegram or telephone by directors and officers of the Corporation without additional compensation for such services. Brokers and other persons holding shares in their names, or in the names of nominees, will be reimbursed for their reasonable expenses in forwarding soliciting materials to their principals and in obtaining authorization for the execution of proxies. All costs of solicitation of proxies by the Corporation will be borne by the Corporation. This Circular and accompanying form of proxy will be mailed to shareholders beginning approximately November 9, 1999.

        All dollar amounts included in this Circular are expressed in United States dollars. Amounts originally expressed in Canadian dollars have been converted using the applicable spot exchange rate (as quoted by the Federal Reserve Bank of New York for the New York Interbank Market) as of November 2, 1999, or, where appropriate, the applicable date of the specific transaction or payment described. THE EXCHANGE RATE FOR CONVERTING CANADIAN DOLLARS INTO U.S. DOLLARS AT NOVEMBER 2, 1999, WAS 1.4690.

                      APPOINTMENT AND REVOCATION OF PROXIES

        The persons designated in the enclosed form of proxy are directors of the Corporation. A SHAREHOLDER HAS THE RIGHT TO APPOINT A PERSON OTHER THAN THE PERSONS DESIGNATED IN THE ACCOMPANYING FORM OF PROXY TO REPRESENT HIM OR HER AT THE MEETING. THE PERSON NEED NOT BE A SHAREHOLDER. This right may be exercised either by inserting in the blank space provided the name of the other person a shareholder wishes to appoint or by completing another proper form of proxy. Shareholders who wish to be represented at the meeting by proxy must deposit their form of proxy prior to 10 a.m. (Calgary time) on December 14, 1999, at the offices of CIBC Mellon Trust Company, Suite 600, 333-7th Avenue SW, Calgary, Alberta, Canada, T2P 2Z1 (P.O. Box 2517, Calgary, Alberta, Canada, T2P 4P4), or deliver it to the chairman of the meeting prior to the commencement of the meeting.

        A shareholder who has given a proxy has the right to revoke it at any time by an instrument in writing executed by the shareholder or his attorney authorized in writing or, if the shareholder is a corporation, by an officer or attorney thereof duly authorized, and deposited at the offices of CIBC Mellon Trust Company, Suite 600, 333-7th Avenue SW, Calgary, Alberta, Canada, T2P 2Z1 (P.O. Box 2517, Calgary, Alberta, Canada, T2P 4P4), addressed to the Secretary of the Corporation, at any time up to and including the last business day preceding the day of the meeting, or any adjournment thereof, at which the proxy is to be used, or with the chairman of the meeting on the day of the meeting, or any adjournment thereof.

                          OUTSTANDING VOTING SECURITIES

        The Corporation has three classes of securities outstanding with voting rights, Common Shares (the "Common Shares"), Series A Convertible Preferred Shares (the "Series A Shares"), and Series B Convertible Preferred Shares (the "Series B Shares"). The Series A Shares, the Series B Shares, and the Common Shares together are referred to as the "Shares," and the Series A Shares and Series B Shares are sometimes collectively referred to as the "Preferred Shares." On October 29, 1999, the Corporation had outstanding 6,109,026 Common Shares, 13,333,333 Series A Shares and 2,500,000 Series B Shares. Each Common Share carries the right to one vote, each Series A Share is entitled to one-fifth of a vote, and each Series B Share is entitled to one vote at the meeting. The holders of the Common Shares and the holders of the Preferred Shares will vote together as a single class on all matters presented for action at the meeting, except the proposed amendment to the Articles amending and restating the terms of the Series A Shares, as to which the Common Shares, the Series A Shares and the Series B Shares will each vote as a separate class.

        The Corporation has also reserved for issuance: (i) 2,000,000 Common Shares upon the exercise of share purchase warrants presently outstanding; (ii) 143,206 Common Shares upon the conversion of convertible subordinated notes;
(iii) 2,666,666 Common Shares upon the conversion of the Series A Shares; (iv) 2,500,000 Common Shares upon the conversion of the Series B Shares; and (v) 2,369,000 Common Shares upon the exercise of stock options presently outstanding held by employees, directors, and officers of, and consultants to, the Corporation.

        Only shareholders of record at the close of business on October 29, 1999, will be entitled to vote at the meeting, except to the extent that a shareholder has transferred ownership of any of his or her Common Shares or Preferred Shares after the record date and the transferee of those shares has produced properly endorsed share certificates or has otherwise established that he or she owns the shares and, in either case, has requested, not later than December 5, 1999, that the transferee's name be included in the list of shareholders entitled to vote at the meeting, in which case such transferee shall be entitled to vote such shares at the meeting.

                                VOTING OF PROXIES

        When a proxy in the accompanying form is properly executed and returned, the Common Shares or Preferred Shares represented thereby will be voted at the meeting in accordance with the instructions specified in the spaces provided in the proxy. IF NO INSTRUCTIONS ARE SPECIFIED, THE SHARES WILL BE VOTED IN FAVOR OF THE MATTERS LISTED IN THE ACCOMPANYING NOTICE OF MEETING.

        A quorum of shareholders will be established at the meeting if not less than 33-1/3% of the combined total of Common Shares and Preferred Shares issued and entitled to vote at the meeting are present in person or represented by proxy.

        A DIRECTION TO ABSTAIN WITH RESPECT TO PROPOSALS 1 AND 4 SET FORTH IN THE ACCOMPANYING NOTICE OF MEETING WILL BE DEEMED TO HAVE THE SAME EFFECT AS A VOTE AGAINST THE PROPOSAL. Brokers holding Shares of record for customers may not be entitled to vote unless they receive voting instructions from their customers. "Broker non-votes," which refer to Shares as to which a broker or other nominee has indicated on a duly executed and returned proxy or otherwise advised the Corporation that it lacks voting authority as to any matter, will have no effect on the required vote on the matter.

        The enclosed form of proxy confers discretionary authority upon the persons named therein with respect to any amendments to matters identified in the accompanying Notice of Meeting and other matters that may properly come before the meeting. Management is not aware of any amendments to matters identified in the Notice of Meeting or of any other matters that are to be presented for action at the meeting.

            SHARE OWNERSHIP BY PRINCIPAL SHAREHOLDERS AND MANAGEMENT

BENEFICIAL OWNERSHIP TABLE

        The following table gives information regarding the beneficial ownership of Common Shares as of October 29, 1999, by each of the Corporation's directors and nominees for director, by certain of the Corporation's executive officers, and by the Corporation's present directors and executive officers as a group. In addition, it gives information, including addresses, regarding each person or group known to the Corporation to own beneficially more than 5% of the outstanding Common Shares, Series A Shares or Series B Shares. Information as to beneficial stock ownership is based on data furnished by the persons concerning whom such information is given. Unless otherwise indicated, all shares listed as beneficially owned are held with sole voting and investment power. The numbers in the table include Common Shares as to which a person has the right to acquire beneficial ownership through the exercise or conversion of options, purchase warrants or convertible securities within 60 days after October 29, 1999.

                                           Class or    Amount and Nature
Name and Address                           Series of   of "Beneficial                   % of Common         % of Series of
of Beneficial Owner                         Shares     Ownership"(1)(2)                 Shares(1)(2)        Preferred Shares
---------------------------------------------------------------------------------------------------------------------------------
Joel Ackerman (3) .....................     ---              ---                            ---                  ---

Haywood D. Cochrane, Jr. ..............     ---              ---                            ---                  ---

Brandon M. Dawson .....................    Common         1,114,548                        17.5%                 ---
111 S.W. Fifth Ave., Ste. 1620
Portland, Oregon 97204

William DeJong ........................    Common            56,440                         *                    ---

Gregory J. Frazer, Ph.D. ..............    Common           385,671(5)                      5.9%                 ---
18531 Roscoe Blvd., Ste. 201
Northridge, California 91324

Hugh T. Hornibrook ....................    Common            65,000                         *                    ---

Scott E. Klein ........................    Common           110,715                         1.8%                 ---

Estate of Larry J. Myers (6) ..........    Common           141,000                         2.3%                 ---

RS Investment Management Co. (4) ......    Common           809,800(4)                     11.7%                 ---
388 Market  Street, Ste. 200
San Francisco, California 94111

Warburg, Pincus & Co. (3) .............    Common         7,166,666(3)                     54.0%                 ---
466 Lexington Avenue                       Series A      13,333,333(3)                      ---                  100%
New York, New York 10017                   Series B       2,500,000(3)                      ---                  100%

David J. Wenstrup .....................     ---              ---                            ---                  ---

All present directors and executive
officers as a group (8 persons) .......    Common         1,722,374(5)                     22.0%                 ---

---------------

*       Less than 1% of the outstanding Common Shares.

(1) "Beneficial ownership" is calculated in accordance with Rule 13d-3(d)(1) under the Securities Exchange Act of 1934, pursuant to which Common Shares as to which a person has the right to acquire beneficial ownership through the exercise or conversion of options, purchase warrants or convertible securities within 60 days after October 29, 1999, have been included in shares deemed to be outstanding for purposes of computing percentage ownership by such person.

(2) "Beneficial ownership" includes Common Shares that the person has the right to acquire through the exercise or conversion of options, purchase warrants or convertible securities within 60 days after October 29, 1999, as follows: Brandon M. Dawson, 249,548 shares; William DeJong, 40,000 shares; Gregory J. Frazer, Ph.D., 80,000 shares; Hugh T.
        Hornibrook, 65,000 shares; Scott E. Klein, 110,715 shares, Larry J. Myers, 140,000 shares, Warburg, Pincus & Co., 7,166,666 shares; and all directors and executive officers as a group, 545,263 shares.

(3) Warburg, Pincus & Co. is the general partner of Warburg, Pincus Ventures, L.P. ("Warburg"), the record owner of 13,333,333 Series A Shares, 2,500,000 Series B Shares and warrants to purchase 2,000,000 Common Shares. Joel Ackerman, a general partner of Warburg, Pincus & Co., and David J. Wenstrup, a vice president of Warburg, each disclaim beneficial ownership of the Shares beneficially owned by Warburg except to the extent of an indirect pecuniary interest in an indeterminate number of such Shares. Each Series A Share is entitled to one-fifth of a vote, while each Series B Share is entitled to one vote. The Preferred Shares vote together with the Common Shares as a single class unless otherwise required by law or if the Board of Directors otherwise determines. The Preferred Shares held by Warburg represent approximately 46% of the combined voting power of outstanding voting securities. Of the 7,166,666 Common Shares shown as beneficially owned by Warburg, 2,666,666 shares represent the Common Shares issuable upon conversion of 13,333,333 Series A Shares and 2,500,000 shares represent the Common Shares issuable upon conversion of 2,500,000 Series B Shares.

(4) Included in reliance on information contained in Schedule 13G dated July 20, 1999, jointly filed by RS Investment Management Co. LLC, RS Investment Management, L.P., RS Value Group LLC, and The RS Orphan Fund, L.P. RS Investment Management Co. LLC is the general partner of RS Investment Management, L.P. and RS Value Group LLC is the general partner of The RS Orphan Fund, L.P. RS Investment Management Co. LLC and RS Investment Management, L.P. reported shared voting and dispositive power as to the indicated number of shares, while RS Value Group LLC reported shared voting and dispositive power as to 802,300 shares, or 13.1% of the outstanding Common Shares, and The RS Orphan Fund, L.P. reported shared voting and dispositive power as to 630,300 shares, or 10.3% of the outstanding Common Shares.

(5) Includes 44,018 Common Shares and options to acquire 20,000 Common Shares exercisable within 60 days after October 29, 1999, held by Carissa Bennett, Gregory J. Frazer's wife.

(6)     Mr. Myers died on August 27, 1999.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Securities Exchange Act of 1934 ("Section 16(a)") requires that reports of beneficial ownership of Common Shares and changes in such ownership be filed with the Securities and Exchange Commission ("SEC") by "reporting persons," including directors, executive officers, and certain holders of more than 10% of the outstanding Common Shares. To the Corporation's knowledge, all Section 16(a) reporting requirements applicable to known reporting persons were complied with for transactions and stock holdings during the fiscal year ended July 31, 1999.

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

        The following table sets forth for the years indicated the compensation awarded or paid to, or earned by, the Corporation's chief executive officer and the Corporation's other executive officers whose salary level and bonus for the fiscal year ended July 31, 1999, exceeded $100,000.

                                                                                Long-Term
                                                                               Compensation
                                                                                  Awards
                                                 Annual Compensation       ------------------
                                                 -------------------        Number of Shares        All Other
Name and Principal Position         Year(1)      Salary        Bonus       Underlying Options    Compensation
---------------------------         -------      ------        -----       ------------------    ------------

Brandon M. Dawson .........         1999          $195,000       ---                ---            $20,000 (2)
 Chairman and Chief                 1998           167,917       ---             530,000              ---
 Executive Officer                  1997           130,000       ---                ---               ---

Scott E. Klein ............         1999           127,885     $65,625           375,000              ---
 President and Chief
 Operating Officer

Larry J. Myers ............         1999           115,500      30,000           100,000              ---
 Executive Vice President-          1998            78,211        ---             34,000              ---
 Business Development               1997            10,774        ---              6,000              ---

--------------------

(1)     Mr. Klein joined the  Corporation  in November 1998 and Mr. Myers in May
        1997.

(2) Represents the premiums paid by the Corporation in fiscal 1999 for a split-dollar life insurance policy. See "Employment and Consulting Agreements."

        In addition, two other executive officers of the Corporation were paid an aggregate of $173,446 in cash compensation during the 1999 fiscal year.

OPTION GRANTS

        During the fiscal year ended July 31, 1999, the Corporation granted stock options to employees and directors under its Second Amended and Restated Stock Award Plan (the "Stock Award Plan"). Options are granted at the discretion of the Board of Directors. The options are not transferable or assignable.

        The following table sets forth certain information concerning grants of options to purchase Common Shares to individuals who were directors or executive officers of the Corporation during the fiscal year ended July 31, 1999:

                              OPTION GRANTS IN LAST FISCAL YEAR

                                                          Percentage of Total
                                     Number of Shares     Options Granted to                         Price
                                     Underlying           Employees in            Exercise Price     Range of       Expiration
Name                                 Options Granted      Fiscal Year             ($/share)          Shares (6)        Date
----                                 ---------------      -------------------     --------------     ----------     ----------

Joel Ackerman ...................          --                 --                     --                 --               --

Haywood D. Cochrane, Jr. ........         50,000(1)            7%                  $4.22          $4.19-4.88          06/09/09

Brandon M. Dawson ...............          --                 --                     --                 --               --

William DeJong ..................          --                 --                     --                 --               --

Gregory J. Frazer, Ph.D. ........          --                 --                     --                 --               --

Douglas F. Good .................         15,000(2)            2%                   6.75           4.63-6.75          10/19/08

Hugh T. Hornibrook ..............          --                 --                     --                 --               --

Scott E. Klein ..................        300,000(3)           45%                   5.88           4.50-6.19          11/01/08
                                          75,000(4)           11%                   4.22           4.19-4.88          06/14/09

Edwin J. Kawasaki ...............          --                 --                     --                 --               --

Larry J. Myers ..................        100,000(5)           15%                   5.88           4.63-5.19          08/27/02

----------

(1) Vests in three equal annual installments beginning one year following the date of grant.

(2)     Exercisable in full.

(3) Exercisable as to 50,000 Common Shares immediately following grant and an additional 16,667 Common Shares as of the first day of each calendar quarter beginning April 1, 1999. The options will become exercisable in full in the event that, following a change in control of the Corporation, Mr. Klein's employment is terminated by the Corporation without cause, or he experiences a material demotion in status or position or a material change in his duties that is inconsistent with his position at the Corporation, his base salary is reduced, or his participation in the Corporation's compensation plans is not continued on a level comparable with other key executives. A change in control of the Corporation will be deemed to occur if (i) a person acquires beneficial ownership of 50% or more of the combined voting power of the Corporation, with certain exceptions, (ii) the incumbent directors (or nominees approved by a majority of the incumbent directors, including subsequently approved directors) cease to constitute at least a majority of the directors of the Corporation, or (iii) a reorganization, merger, or consolidation or sale of all or substantially all the assets of the Corporation, with certain exceptions, is consummated.

(4) Vests over 3-1/2 years in equal quarterly installments beginning July 1, 1999.

(5) Due to the death of Mr. Myers on August 27, 1999, the options are exercisable in full until August 27, 2002.

(6) Represents the high and low per share sale prices of the Common Shares on the American Stock Exchange ("AMEX") during the 30-day period preceding the date of the option grant.

OPTION EXERCISES AND FISCAL YEAR-END VALUES

        The following table sets forth certain information regarding option exercises during the fiscal year ended July 31, 1999, and the fiscal year-end value of unexercised options held by individuals who were directors or executive officers of the Corporation during the 1999 fiscal year:

                  AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION VALUES

                             Shares                       Number of Securities             Value of Unexercised
                             Acquired                    Underlying Unexercised           In-the-Money Options at
                                on         Value        Options at July 31, 1999             July 31, 1999(1)
                                                      -----------------------------     ----------------------------
           Name              Exercise    Realized     Exercisable     Unexercisable     Exercisable    Unexercisable
           ----              --------    --------     -----------     -------------     -----------    -------------
Joel Ackerman .............     ---         ---           ---              ---              ---             ---

Haywood D. Cochrane, Jr. ..     ---         ---           ---             50,000            ---            $1,500

Brandon M. Dawson .........     ---         ---         173,750          341,250         $177,000           ---

William DeJong ............     ---         ---          40,000            ---             12,600           ---

Gregory J. Frazer, Ph.D. ..     ---         ---          80,000            ---              ---             ---

Douglas F. Good ...........     ---         ---          40,000            ---              ---             ---

Hugh T. Hornibrook ........     ---         ---          65,000            ---              ---             ---

Scott E. Klein ............     ---         ---          88,691          286,309              161           2,089

Edwin J. Kawasaki .........     ---         ---          87,500          142,500            ---             ---

Larry J. Myers ............     ---         ---          75,000           65,000            ---             ---

----------------

(1) The value shown was calculated based on the excess of the closing sale price of the Common Shares reported on AMEX on July 30, 1999, over the per share exercise price of the unexercised in-the-money options.

EMPLOYMENT AND CONSULTING AGREEMENTS

        In late 1997, the Company entered into an employment agreement with Brandon M. Dawson, its Chairman and Chief Executive Officer. The term of the agreement expires on December 24, 2001, subject to automatic one-year extensions annually unless either party gives six months' prior written notice of non-extension. The agreement establishes an annual base salary of $195,000, subject to such increases (but not decreases) as are determined from time to time by the Board or a compensation committee designated by the Board. The agreement provides for an annual incentive bonus in an amount to be determined by the Board up to 100% of Mr. Dawson's base salary. Under the agreement, Mr. Dawson is entitled to participate in all of the Company's compensation plans covering key executive and managerial employees, as well as reimbursement for the lease of an automobile up to $12,000 per year. The Company has also provided Mr. Dawson with an equity split-dollar life insurance policy with a face amount of $2,000,000, provided that the premiums paid by the Company per year will not exceed $20,000, to be recovered from the death benefits, surrender value or loan proceeds payable on the policy.

        The employment agreement includes an agreement on the part of Mr. Dawson not to compete with the Company for a period of three years after his employment with the Company is terminated. If Mr. Dawson's employment is terminated by reason of death, the Company will pay to his personal representative his base salary through the date of death, together with any accrued benefits (including death benefits) to which he is entitled under the terms of the Company's compensation plans. In the event of Mr. Dawson's termination due to disability, he will be entitled to receive his base salary reduced by any benefits paid under the Company's group long-term disability insurance plan for the remaining term of the agreement and the portion of his annual bonus relating to the period before his disability. If Mr. Dawson's employment is terminated by the Company for "cause" or he terminates his employment voluntarily without "good reason," the Company will pay his base salary through the effective date of termination, together with any accrued benefits to which he is entitled under the terms of the Company's compensation plans. Cause includes a material act of fraud, dishonesty or moral turpitude, gross negligence or intentional misconduct. Good reason includes a material demotion in Mr. Dawson's status or position, a material change in his duties that is inconsistent with his position, a reduction in his base salary, or a failure to continue his participation in the Company's compensation plans on terms comparable to other key executives. If Mr. Dawson's employment is terminated by the Company without cause or by Mr. Dawson with good reason, the Company will pay his base salary through the termination date, plus an amount of severance pay equal to two times the sum of his base salary and his average annual bonus for the prior two fiscal years payable in 24 monthly installments. In addition, upon such termination without cause or with good reason, the Company will afford continued participation in the Company's compensation plans (or, if not permitted under the general provisions of any such plan, will provide a substantially equivalent benefit) for two additional years.

        Effective November 1, 1998, the Company entered into a four-year employment agreement with Scott E. Klein, its President and Chief Operating Officer. The agreement establishes an annual base salary of $175,000, subject to such increases (but not decreases) as are determined from time to time by the Board or a compensation committee designated by the Board. The agreement provides for an initial bonus of $87,500 for services performed in the fiscal year ended July 31, 1999, and an annual incentive bonus thereafter in an amount to be determined by the Board up to 50% of Mr. Klein's base salary. Under the agreement, Mr. Klein is entitled to participate in all of the Company's compensation plans covering key executive and managerial employees.

        The employment agreement includes an agreement on the part of Mr. Klein not to compete with the Company for a period of one year after his employment with the Company is terminated. If Mr. Klein's employment is terminated by reason of death, the Company will pay to his personal representative his base salary through the date of death, together with any accrued benefits (including death benefits) to which he is entitled under the terms of the Company's compensation plans. In the event of Mr. Klein's termination due to disability, he will be entitled to receive his base salary reduced by any benefits paid under the Company's group long-term disability insurance plan for the remaining term of the agreement. If Mr. Klein's employment is terminated by the Company for cause or he terminates his employment voluntarily without good reason, the Company will pay his base salary through the effective date of termination, together with any accrued benefits to which he is entitled under the terms of the Company's compensation plans. Cause includes a material act of fraud, dishonesty or moral turpitude, gross negligence or intentional misconduct. Good reason includes a material demotion in Mr. Klein's status or position, a material change in his duties that is inconsistent with his position, a reduction in his base salary, or a failure to continue his participation in the Company's compensation plans on terms comparable to other key executives. If Mr. Klein's employment is terminated by the Company without cause or by Mr. Klein with good reason, the Company will pay his base salary through the termination date, plus an amount of severance pay equal to his base salary.

        Effective January 1, 1997, the Company entered into a five-year consulting agreement with Hugh T. Hornibrook, a director of the Company, under which the Company pays Mr. Hornibrook a retainer of $68 per month and $85 per hour for consulting services on an as-needed basis. The total amount paid to Mr. Hornibrook in fiscal 1999 was $817.

COMPENSATION OF DIRECTORS

        The non-employee directors of the Corporation receive a fee of $1,000 for each board or committee meeting attended and are reimbursed for out-of-pocket and travel expenses incurred in attending board and committee meetings. The Corporation has no other standard arrangement pursuant to which directors are compensated by the Corporation for their services in their capacity as directors. The Corporation may from time to time, as it has in the past, grant stock options to directors in accordance with the policies of AMEX, the Securities and Exchange Commission, and the securities laws and regulations of the jurisdictions where the directors reside. Options granted during the 1999 fiscal year are included in the table under "Option Grants" above.

DIRECTORS AND OFFICERS LIABILITY INSURANCE COVERAGE

        The Corporation maintains insurance for the protection of its directors and officers against liabilities incurred in such capacity with a coverage limit of $2,000,000, subject to a deductible of $50,000 per claim. The premium paid by the Corporation for the annual policy period ended October 31, 1999, was $39,000 for the directors and officers as a group.

                 INTERESTS OF INSIDERS IN MATERIAL TRANSACTIONS

        Gregory J. Frazer, Ph.D., Vice President-Business Development and a director of the Corporation, and his wife, Carissa Bennett, have the right, until September 30, 2001, to require the Corporation to redeem an aggregate of 1,680 of their Common Shares as of the last day of each calendar quarter at a price of $8.35 per share. The redemption rights are noncumulative and expire if not exercised as of the end of any calendar quarter as to such quarter. Pursuant to such redemption rights, the Corporation redeemed during the fiscal years ended July 31, 1999 and 1998, a total of 6,720 and 1,680 Common Shares, respectively, from Ms. Bennett and Mr. Frazer for consideration of $56,292 and $14,028, respectively.

        During 1998, the Corporation acquired three hearing care centers in California in which Mr. Frazer and Ms. Bennett were part-owners. Mr. Frazer and Ms. Bennett received $242,179 of the total purchase price of $542,268. They also received $80,520 in payment for covenants not to compete. In January 1999, the Corporation issued a three-year promissory note to Mr. Frazer in the principal amount of $102,000 and payable in equal quarterly installments in connection with purchase price adjustments for hearing care centers that were previously acquired from Mr. Frazer. The Corporation also entered into expanded non-compete agreements with Mr. Frazer and Ms. Bennett that pay Mr. Frazer and Ms. Bennett $6,303 and $4,455 per month, respectively, until September 2001.

        William DeJong, a director of the Corporation, is a partner in the Calgary, Alberta law firm of Ballem MacInnes. During the fiscal years ended July 31, 1999 and 1998, total fees, disbursements and government sales tax paid to Ballem MacInnes by the Corporation for legal services were approximately $12,305 and $196,000, respectively.

        Under a settlement agreement between the Corporation and Roger W. Larose, formerly the Corporation's chief operating officer, the Corporation agreed to pay the exercise price of 40,000 options to purchase Common Shares held by Mr. Larose. On April 1, 1996, Mr. Larose exercised options for 20,000 Common Shares at $1.40 per share and Douglas F. Good, as an advance to and on behalf of the Corporation, paid the exercise price of $28,048 to the Corporation. On September 30, 1996, Mr. Larose exercised options for an additional 20,000 Common Shares at $1.40 per share and Mr. Good, as an advance to and on behalf of the Corporation, paid the exercise price of $27,900 to the Corporation.

        Brandon M. Dawson subsequently executed promissory notes in favor of Mr. Good equal to the amounts advanced by Mr. Good in connection with the options exercised by Mr. Larose, and

Mr. Dawson was substituted for Mr. Good as the obligee with respect to such advances. Interest on the advances accrued at the rate of 9% per annum. The advances were repaid to Mr. Good by the Corporation on December 26, 1997, along with interest in the amount of $7,147, thereby satisfying Mr. Dawson's obligations to Mr. Good.

        On October 5, 1997, the Corporation loaned Mr. Dawson $85,000 in connection with the purchase of his residence. The loan was repaid on April 10, 1998, along with interest at 10% per annum in the amount of $4,308.

        On December 26, 1997, the Corporation loaned Mr. Dawson $29,942 in order to allow Mr. Dawson to repay an advance from Mr. Good in connection with the exercise by Mr. Dawson of options to purchase 20,000 Common Shares on April 1, 1996. Mr. Dawson repaid the loan on March 30, 1999, along with interest at 7.75% per annum in the amount of $4,287. On March 19, 1998, the Corporation loaned Mr. Dawson $33,107 in order to pay taxes incurred as a result of Mr. Dawson's April 1996 option exercise. The loan bears interest at 7.75% per annum and is due on December 31, 2000.

        On May 8, 1997, Mr. Dawson exercised options for 50,000 Common Shares at $1.35 per share in order to allow options for Common Shares to be granted to other employees. In connection with such exercise, the Corporation loaned Mr. Dawson $67,500 to pay the aggregate exercise price of the options. The loan was repaid on July 6, 1999, along with interest at 10% per annum in the amount of $7,730. On April 24, 1998, the Corporation loaned Mr. Dawson an additional $91,000 in order to pay taxes incurred as a result of Mr. Dawson's May 1997 option exercise. The loan was repaid on July 6, 1999, along with interest at 7.75% in the amount of $8,347.

        From January 1, 1997, until September 30, 1998, the Corporation retained NeuroDynamic Systems, Inc., at the rate of $6,000 per month, to provide consulting services in connection with the Corporation's Canadian operations and the development of a training program for audiologists. Gene K. Balzer, Ph.D., a director of the Corporation until December 1997, is president and sole shareholder of NeuroDynamic Systems, Inc.

        On December 8, 1998, the Corporation loaned Scott E. Klein, President and Chief Operating Officer of the Corporation, $100,000 in connection with the purchase of his primary residence in Portland, Oregon. The loan, which was due on the earlier of the sale of Mr. Klein's residence in Minnesota or October 31, 1999, was repaid on June 7, 1999, along with interest at 8% in the amount of $4,000.

        On July 21, 1999, Cindy Dawson-Austin, mother of Mr. Dawson, loaned the Corporation $500,000 for working capital. The loan was due and payable on October 18, 1999, and bears interest at 12%.

        On October 1, 1999, the Corporation consummated the sale of 2,500,000 Series B Shares to Warburg for $10,000,000 in cash. Under the terms of the purchase agreement for the Series B Shares, Warburg is entitled to designate three nominees for election as directors. See "Item 2. Election of Directors." Cash dividends will accrue on the Series B Shares at an annual rate of 8 percent of the conversion price then in effect until November 1, 2004, increasing in steps thereafter to 18 percent beginning November 1, 2006, provided that the Corporation has met specified quarterly earnings targets. If the Corporation has not met the earnings targets by July 31, 2002, dividends will not accrue or be payable on the Series B Shares. Upon conversion of the Series B Shares, any accumulated dividends will be forfeited.

        The Series B Shares are initially convertible on a one-for-one basis into 2,500,000 Common Shares at a conversion price of $4.00 per share. The conversion rate is subject to increase to the extent that the Corporation's receivables as of July 31, 1999, that are collected by July 31, 2000, total less than $4,736,000, as well as to adjustments for stock dividends, stock splits, recapitalizations, and other similar events. In addition, until the Corporation attains specified quarterly earnings targets, the conversion rate will increase beginning October 31, 2000, such that approximately 200,000 additional Common Shares would be issuable upon conversion at that date with respect to the four fiscal quarters then ended. Additional adjustments will be made each quarter thereafter as long as the earnings targets have not been met. The amount of such quarterly adjustments will be based on a factor of 2 percent of the original purchase price plus the sum of all prior adjustments until November 1, 2004, increasing in steps thereafter to 4.5 percent beginning November 1, 2006. Once the Corporation has met the specified earnings targets for four consecutive fiscal quarters, no further adjustments in the conversion rate will be made. The Series B Shares are subject to mandatory conversion at the option of the Corporation if certain share price and earnings targets are met.

        In connection with the sale, the Corporation agreed to reduce the exercise price of outstanding warrants entitling Warburg to purchase 2,000,000 Common Shares from $12.00 to $6.75 per share, to extend the exercise period to October 1, 2004, and to remove the limitation on the number of shares that may be issued upon a cashless exercise. The Corporation also agreed to submit certain amendments to the terms of the outstanding Series A Shares owned by Warburg for consideration and approval by the Corporation's shareholders at the 1999 annual meeting of shareholders. See "Item 4. Approval of Amendment to Articles Amending and Restating Terms of Series A Convertible Preferred Shares."

                               1999 ANNUAL REPORT

        The Corporation's annual report to shareholders for the fiscal year ended July 31, 1999, including financial statements and other information with respect to the Corporation, has been mailed to shareholders with this Circular. Additional copies of the annual report may be obtained by writing to the Corporation.

                     AUDITORS, TRANSFER AGENT AND REGISTRAR

        The auditors of the Corporation are KPMG LLP, 1211 S.W. Fifth Avenue, Suite 2000, Portland, Oregon 97204. The co-registrars and co-transfer agents for the Common Shares are CIBC Mellon Trust Company, Suite 600, 333-7th Avenue SW, Calgary, Alberta, Canada T2P 2Z1, and ChaseMellon Shareholder Services L.L.C., 520 Pike Street, Suite 1220, Seattle, Washington 98101.

                     PARTICULARS OF MATTERS TO BE ACTED UPON

        To the knowledge of the Board of Directors, the only matters to be acted upon at the annual meeting are those set forth in the accompanying Notice of Meeting relating to fixing the number of directors to be elected, the election of directors, the appointment of auditors, an amendment to the Articles amending and restating the terms of the Series A Shares, and the receipt of the financial statements for fiscal 1999.

1.      FIXING NUMBER OF DIRECTORS

        Under the Articles of Continuance of the Corporation (the "Articles"), the Board of Directors may consist of a minimum of three and a maximum of 11 directors. The Board of Directors may, between annual general meetings, appoint one or more additional directors to serve until the next annual general meeting, provided that the number of additional directors may not exceed one-third of the number of directors elected at the most recent annual general meeting and the total number of directors may not exceed 11.

        At present, the Board of Directors consists of seven directors. As discussed below, the Board of Directors has nominated eight persons for election as directors at the meeting. Accordingly, the shareholders will be asked to consider and, if thought fit, to pass the following resolution:

               "BE IT RESOLVED THAT the number of directors of the Corporation be and the same is hereby fixed at eight directors until such time as the directors determine by resolution to appoint one or more additional directors in accordance with the Corporation's Articles."

        The foregoing resolution will be adopted if approved by a majority of the votes cast on this motion by the shareholders at the meeting. THE PERSONS DESIGNATED IN THE ENCLOSED FORM OF PROXY, UNLESS OTHERWISE INSTRUCTED, INTEND TO VOTE FOR THE RESOLUTION FIXING THE NUMBER OF DIRECTORS.

2.      ELECTION OF DIRECTORS

        The Board of Directors has nominated eight persons for election as directors to serve until the next annual general meeting and until their successors are elected and qualified. Seven of the nominees for election as directors are members of the present Board. Scott E. Klein, the Corporation's President and Chief Operating Officer, has been nominated for election at the 1999 meeting.

        Joel Ackerman was appointed to the Board in December 1997, Haywood D. Cochrane, Jr., was nominated for election at the 1998 annual general meeting, and David J. Wenstrup was appointed to the Board in October 1999, in each case at the request of Warburg. See "Interests of Insiders in Material Transactions."

        A nominee will be elected if the nominee receives a plurality of the votes cast by the Common Shares entitled to vote in the election, provided that a quorum is present at the meeting. UNLESS AUTHORITY TO VOTE FOR A DIRECTOR OR DIRECTORS IS WITHHELD, THE ACCOMPANYING PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES NAMED BELOW. If for some unforeseen reason a nominee becomes unavailable to serve as a director, the Board of Directors may designate a substitute nominee. In that case, the persons named as proxies will vote for the substitute nominee designated by the Board unless otherwise instructed.

        The following table sets forth information with respect to each person nominated for election as a director of the Corporation, including their names, municipality of residence, ages as of October 29, 1999, business experience during the past five years, and year of appointment as a director. There are no family relationships among the Corporation's directors, nominees for director, or officers. The

Corporation has three executive officers, Brandon M. Dawson, Gregory J. Frazer, Ph.D., and Scott E. Klein, each of whom is also a nominee for election as a director.

Name and                                                                       Director
Municipality of Residence     Age     Principal Occupation(*)                    Since
-------------------------     ---     -----------------------                    -----

Joel Ackerman .............   35     Managing Director of E. M. Warburg,         1997
 New York, New York                    Pincus & Co., L.L.C., a specialized
                                       financial services organization.

Haywood D. Cochrane, Jr. ..   51     President and Chief Executive Officer       1998
 Nashville, Tennessee                  and a director of Meridian Corporate
                                       Healthcare,   Inc.,  a   specialized
                                       medical management company.

Brandon M. Dawson .........   31     Chairman and Chief Executive Officer        1995
 Gresham, Oregon                       of the Corporation.

Gregory J. Frazer, Ph.D. ..   47     Vice President-Business Development         1996
 Northridge, California                of the Corporation.

William DeJong ............   41     Partner in the law firm of                  1994
 Calgary, Alberta                      Ballem MacInnes.

Hugh T. Hornibrook ........   50     Acquisition consultant.                     1996
 Vancouver, British Columbia

Scott E. Klein ...........    41     President and Chief Operating Officer       ---
 Clackamas, Oregon                     of the Corporation.

David J. Wenstrup ........    35     Vice President of Warburg,                  1999
 New York, New York                    Pincus Ventures, L.P., a specialized
                                       financial services organization.

(*) During the past five years, the principal occupation and employment of each director has been in the capacity set forth above except as follows:

        (a) Mr. Ackerman has been employed by E. M. Warburg, Pincus & Co., L.L.C., since 1993. From 1990 to 1993, Mr. Ackerman served as an associate at Mercer Consulting, a strategic management consulting company. Mr. Ackerman is a director of Phycor, Inc.

        (b) Mr. Cochrane has held his present position since February 1997. He was Executive Vice President, Chief Financial Officer and Treasurer of Laboratory Corporation of America Holdings, Inc. ("LabCorp"), from April 1995 to November 1996 and a consultant to LabCorp from November 1996 until February 1997. From June 1994 to April 1995 Mr. Cochrane was an employee of National Health Laboratories, Inc. ("NHL"), following NHL's acquisition of Allied Clinical Laboratories, Inc. ("Allied"). Mr. Cochrane was
               President and Chief Executive Officer of Allied from its formation in 1989 until its acquisition by NHL in June 1994. NHL was acquired by LabCorp in April 1995. Mr. Cochrane is a director of JDN Realty Corporation and Unilab Corporation.

        (c) Mr. Dawson has served as President and Chief Executive Officer of the Corporation since December 1995. From May 1992 to December 1995, he was director of U.S. sales for Starkey Laboratories, Inc., a multi-national manufacturer, distributor and marketer of custom "in-the-ear" hearing instruments and related hearing and diagnostic equipment.

        (d)    Mr. DeJong joined the law firm of Ballem MacInnes in 1987.

        (e) Mr. Frazer has served as Vice President-Business Development of the Corporation since October 1996, when the Corporation acquired 11 audiology based hearing clinics which were among 22 clinics in Southern California of which Mr. Frazer was part owner and operator. The Corporation has since acquired nine of the remaining 11 clinics. Mr. Frazer has spent his entire career as a hearing care professional since receiving his doctoral degree from Wayne State School of Medicine in 1981.

        (f) Mr. Hornibrook served as Vice President-Corporate Development of the Corporation from April 1996 until January 1997. From July 1994 to April 1996, and since January 1997, he has been an independent business consultant. Prior to July 1994, Mr. Hornibrook served as director of corporate development for The Loewen Group Inc., a consolidator and operator of funeral homes and cemeteries throughout North America.

        (g) Mr. Klein has served as President and Chief Operating Officer of the Corporation since June 1999 and was Executive Vice President and Chief Operating Officer from November 1998 to June 1999. Mr. Klein was Senior Vice President of Operations (Eastern Zone) of Hollywood Entertainment Corporation from April 1997 to October 1998. He previously held various senior management positions, including Senior Vice President of the Retail Division at NordicTrack, Inc., from August 1993 until April 1997.

        (h) Mr. Wenstrup has been employed by Warburg, Pincus Ventures, L.P., since 1997. From August 1991 to May 1997, Mr. Wenstrup served in various positions at The Boston Consulting Group, Inc., a strategic management consulting company.

DIRECTORS' MEETINGS AND BOARD COMMITTEES

        During the fiscal year ended July 31, 1999, the Board of Directors held four meetings. Each director attended more than 75% of the aggregate of the total number of meetings of the Board of Directors and of any committee of the Board on which the director served held during fiscal 1999.

        The Audit Committee reviews services provided by the Corporation's independent auditors, makes recommendations concerning their engagement or discharge, and reviews with management and the independent auditors the annual financial statements of the Corporation, the results of the audit, the adequacy of internal accounting controls, and the quality of financial reporting. The Audit Committee met once during fiscal 1999. The members of the Audit Committee are Messrs. Ackerman, DeJong, and Hornibrook.

        The  Corporation   presently  does  not  have  a  standing  compensation
committee or nominating committee. The Board of Directors will consider suggestions submitted by shareholders regarding potential nominees for director. Any recommendations as to nominees for election at the 2000 annual general meeting of shareholders should be submitted in writing by July 12, 2000, to the Secretary of the Corporation at its principal executive offices and should include the name, address and qualifications of each proposed nominee.

3.      APPOINTMENT OF AUDITORS

        The firm of KPMG LLP, independent public accountants, has audited the accounts of the Company since December 1996. UNLESS OTHERWISE INSTRUCTED, THE PERSONS NAMED IN THE ENCLOSED FORM OF PROXY INTEND TO VOTE FOR THE APPOINTMENT OF KPMG LLP AS AUDITORS OF THE CORPORATION TO HOLD OFFICE UNTIL THE NEXT ANNUAL GENERAL MEETING OF SHAREHOLDERS OR UNTIL THEIR SUCCESSORS ARE APPOINTED AND TO AUTHORIZE THE BOARD OF DIRECTORS TO FIX THE AUDITORS' REMUNERATION. The Corporation expects representatives of KPMG LLP to be present at the meeting and to be available to respond to appropriate questions. The auditors will have the opportunity to make a statement at the meeting if they desire to do so.

4. APPROVAL OF AMENDMENT TO ARTICLES AMENDING AND RESTATING TERMS OF SERIES A CONVERTIBLE PREFERRED SHARES

        For the reasons discussed below, the management of the Corporation believes it is in the best interests of the Corporation to amend the Corporation's Articles to amend and restate the terms of the Series A Shares as set forth in Schedule A to this Circular. All of the 13,333,333 Series A Shares outstanding are held by Warburg. The Corporation agreed to submit the proposed amendments to the terms of the Series A Shares for approval by the Corporation's shareholders in connection with its sale of the Series B Shares to Warburg, which was completed on October 1, 1999. If the Corporation fails to obtain approval of the proposed amendments by March 31, 2000, the exercise price for warrants to purchase 2,000,000 Common Shares held by Warburg will drop from $6.75 to $4.00 per share. Warburg has agreed to vote the Series A Shares and the Series B Shares in favor of the proposed amendments.

        If the amendment to the Articles is approved, the Series A Shares will be converted immediately from 13,333,333 shares into 2,666,666 shares, and the initial conversion price and liquidation preference of the Series A Shares will be changed from $1.35 to $6.75, and other similar changes will be made, to correspond to the one-for-five reverse split (consolidation) of the Common Shares effected in February 1998.

        In addition, the terms of the Series A Shares will be amended to reduce the per share market price and net income targets that must be met in order to avoid specified increases in the dividend rate on the Series A Shares beginning January 1, 2003, and as a condition to mandatory conversion of the Series A Shares into Common Shares at the option of the Corporation. As amended, the dividend rate increases will not take effect and the Corporation will be entitled to effect the mandatory conversion, in whole or in part, of the Series A Shares if the Common Shares are traded on the New York Stock Exchange, the American Stock Exchange or the Nasdaq National Market at a Market Price (as therein defined) greater than $8.00 (down from $12.00) per Common Share on each of 10 consecutive trading days, and the Corporation achieves average net income before income taxes, dividends and amortization of goodwill of $0.22 (down from $0.35) per fully diluted Common Share (excluding shares issuable upon exercise of Warburg's warrants) for the preceding three consecutive fiscal quarters. The proposed amendments also provide that dividends payable on the Series A Shares may be paid in Common Shares, at the option of the Corporation, until December 24, 2002, and thereafter only in cash.

        Other minor revisions to the terms of the Series A Shares make conforming changes reflecting the issuance of the Series B Shares. The proposed form of the amended terms of the Series A Shares, marked to show the proposed amendments, is attached as Schedule A to this Circular.

        Dividends presently accrue on the Series A Shares at the rate of 5 percent per annum. The Corporation has not declared or paid any dividends on the Series A Shares since their issuance on December 24, 1997. Accumulated dividends through October 31, 1999, totaled $1.7 million. In the purchase agreement for the Series A Shares, Warburg acknowledged that the Board of Directors does not intend to declare dividends on the Series A Shares. In the event of redemption or liquidation of the Series A Shares, the accumulated dividends would be added to the redemption price or liquidation preference. All accrued dividends would be forfeited upon conversion of the Series A Shares into Common Shares.

        If the amendment to the Articles is approved by the shareholders at the meeting, the amendment and restatement will be effected by means of filing of Articles of Amendment with the registrar under the laws of the Yukon Territory.

        At the meeting, the shareholders will be asked to consider and approve the following special resolution:

               "RESOLVED AS A SPECIAL RESOLUTION OF THE CORPORATION THAT the Articles of the Corporation be amended to amend and restate the terms of the Series A Convertible Preferred Shares of the Corporation as set forth in Schedule A to the Corporation's Management Information Circular and Proxy Statement for the Meeting, including consolidating and changing the 13,333,333 Series A Convertible Preferred Shares outstanding into 2,666,666 issued Series A Convertible Preferred Shares, and that any one director or officer of the Corporation be authorized to sign the Articles of Amendment reflecting such amendment and restatement and to file such Articles of Amendment with the appropriate governmental authorities, and to sign any other documents and take such other actions deemed necessary or proper to give effect to this resolution."

        THIS SPECIAL RESOLUTION WILL NOT TAKE EFFECT UNLESS IT IS APPROVED BY AT LEAST TWO-THIRDS OF THE VOTES CAST ON THE MOTION AT THE MEETING BY HOLDERS OF THE COMMON SHARES, THE SERIES A SHARES, AND THE SERIES B SHARES, EACH VOTING AS A SEPARATE CLASS, AND CONFIRMED BY THE ENDORSEMENT BY THE REGISTRAR OF CORPORATIONS (THE "REGISTRAR") UNDER THE BUSINESS CORPORATIONS ACT (YUKON) OF A CERTIFICATE OF AMENDMENT OF THE ARTICLES OF THE CORPORATION. THE PERSONS DESIGNATED IN THE ENCLOSED FORM OF PROXY, UNLESS OTHERWISE INSTRUCTED, INTEND TO VOTE FOR THIS SPECIAL RESOLUTION APPROVING THE AMENDMENT OF THE ARTICLES.

          THE BOARD RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE PROPOSED
                AMENDMENT TO THE CORPORATION'S ARTICLES TO EFFECT
             THE AMENDMENTS TO THE SERIES A SHARES DESCRIBED ABOVE.

                  SHAREHOLDER PROPOSALS FOR 2000 ANNUAL MEETING

        Shareholder proposals submitted for inclusion in the 2000 proxy materials and consideration at the 2000 annual general meeting of shareholders must be received by the Corporation by July 12, 2000. Any such proposal should comply with the SEC's rules governing shareholder proposals submitted for inclusion in proxy materials.

        For any proposal that is not submitted for inclusion in nest year's proxy materials but instead is sought to be presented directly at the 2000 annual general meeting of shareholders, the persons named as proxies will be able to vote in their discretion if the Corporation: (1) receives notice of the proposal before the close of business on September 25, 2000, and advises shareholders in the 2000 proxy materials about the nature of the matter and how management intends to vote on such matter; or (2) has not received notice of the proposal by the close of business on September 25, 2000.

                                    * * * * *

        The contents and the sending of this Circular have been approved by the Board of Directors of the Corporation.


Portland, Oregon                        BY ORDER OF THE BOARD OF DIRECTORS
November 9, 1999

                                        Brian S. Thompson
                                        Secretary

                                   SCHEDULE A

                                   SONUS CORP.

                              AMENDED AND RESTATED*

                 TERMS OF SERIES A CONVERTIBLE PREFERRED SHARES
                               (Without Par Value)


      1. Number and Designation. The number of shares to constitute this series shall be [13,333,333] 2,666,666 and the designation of such shares shall be the
                       ---------
"Series A Convertible Preferred Shares" (hereinafter called "this Series"). The number of shares constituting this Series may be decreased from time to time by action of the Board, but not below the number of shares of this Series then outstanding. All shares of this Series shall be identical with each other in all respects. The shares of this Series shall rank senior to the common shares (the "Common Shares") of the Corporation and equal to the Series B Convertible
                                        ----------------------------------------
Preferred  Shares ("Series B Convertible  Shares") as to cash dividends and upon
--------------------------------------------------
liquidation, as described below. Any amounts herein referencing share prices or numbers of shares shall be subject to appropriate adjustments in the event of any stock splits, consolidations or the like.

      2. Dividend Rights.

      (a) Subject to the provisions of this Section 2, the holders of shares of this Series shall be entitled to receive when, as and if declared by the Board, out of assets legally available therefor, cumulative dividends ("Dividends") at the applicable rate per annum specified in Section 2(b) hereof from the date of issuance and payable in accordance with Section 2(c) hereof. Dividends shall be cumulative from the date of initial issuance of the shares of this Series (the "Initial Issuance Date"), whether or not earned or declared and whether or not
                                           -------------------------------------
in any  fiscal  year  there  shall be assets,  net  profits  or surplus  legally
--------------------                           ------------------------
available for the payment of such Dividends. In the event that the Board shall declare a Dividend prior to December 24, 2002, subject to applicable regulatory
                   --------------------------
approvals, such Dividend may, at the discretion of the Board, be payable in Common Shares. The number of Common Shares to be issued to the holders of shares of this Series upon the payment of a Dividend in Common Shares shall be the amount of the Dividends payable to such holder pursuant to this Section 2 divided by either (i) (if the Common Shares are not traded on the New York Stock Exchange, the American Stock Exchange or the Nasdaq National Market) U.S. [$1.35] $6.75 or (ii) (if the Common Shares are traded on the New York Stock
         -----
Exchange, the American Stock Exchange or the Nasdaq National Market) the average Market Price of the Common Shares as such term is defined below for the ten (10) trading days immediately preceding the Record Date as such term is defined in
Section 2(c) hereof. Notwithstanding the foregoing, after December 24, 2002, any
                     -----------------------------------------------------------
and all Dividends declared must be paid in cash.
------------------------------------------------

     For all purposes hereof, the term "Market Price of the Common Shares" as of any specified date shall mean: (i) if the Common Shares are listed or admitted for trading on one or more United States national securities exchanges, the daily closing price for the Common Shares on the principal exchange in the United States on which the Common Shares are listed; (ii) if the Common Shares are not listed or admitted for trading on any United States national securities exchange, the daily closing price for the Common Shares on the Nasdaq National or Nasdaq Small-Cap Market ("Nasdaq"); (iii) if the Common Shares are not listed or admitted for trading on a United States national securities exchange or on Nasdaq, the daily closing price of the Common Shares on the principal stock exchange in Canada on which the Common Shares are listed (expressed in United States dollars based upon the noon buying rate in New York City for cable transfers in Canadian dollars as certified for customs purposes by the Federal Reserve Bank of New York); (iv) if the Common Shares are not listed or admitted to trading on any United States national or Canadian national securities exchange or on Nasdaq, the average of the reported bid and asked prices on the trading day preceding such date in the over-the-counter market as furnished by the National Quotation Bureau, Inc., or, if such firm is not then engaged in the business of reporting such prices, as furnished by any member of the National

----------
* Language proposed to be added is underscored; deleted text is struck through [in brackets as filed via EDGAR].

Association of Securities Dealers, Inc. selected by the Company; or (v) if the Common Shares are not publicly traded, the Market Price for such day shall be the fair market value thereof determined jointly by the Company and the holder of a majority of the shares of this Series then outstanding; provided, however, that if such parties are unable to reach agreement within a reasonable period of time, the Market Price shall be determined in good faith by the independent investment banking firm selected jointly by the Company and the holder of a majority of the shares of this Series then outstanding or, if that selection cannot be made within an additional 15 days, by an independent investment banking firm selected by the American Arbitration Association in accordance with its rules.

      (b) The Dividend per share of this Series shall be computed based upon a rate per annum of 5% on a base amount of U.S. [$1.35] $6.75 per share of this
                                                         -----
Series (the "Base Amount"). The Dividend rate per annum shall be subject to increase in the event that all of the following conditions (the "Triggering Conditions") have not been satisfied by the dates specified below: (i) the Common Shares are listed on the New York Stock Exchange, the American Stock Exchange or the Nasdaq National Market; (ii) the Common Shares are traded on the New York Stock Exchange, the American Stock Exchange or the Nasdaq National Market at a Market Price greater than U.S. [$2.40] $8.00 per Common Share on
                                                       -----
each of the 10 consecutive trading days preceding such date; and (iii) the Corporation's net income (excluding profit or loss on disposal of a significant part of the Company's assets or separate segment thereof, gains on restructuring payables, gains or losses on the extinguishment of debt, expropriations of property,  gains or losses that are the direct  result of a major  casualty,  or one-time losses resulting from prohibition under a newly-enacted law or regulation) before income taxes, Dividends on the shares of this Series and on
                                                                              --
the Series B Convertible  Shares and  amortization of goodwill and covenants not
------------------------------------
to compete for the three consecutive fiscal quarters preceding such date, as reported in or derived from the Corporation's quarterly or annual reports filed with the Securities and Exchange Commission, shall have averaged at least U.S. [$0.07] $0.22 per fully diluted Common Share per fiscal quarter, provided,
         -----
however, in making such calculation, the Common Shares issuable upon exercise of the warrants issued to Warburg, Pincus Ventures, L.P. ("Warburg"), pursuant to that certain Amended and Restated Warrant Agreement between the Corporation and
             --------------------
Warburg  relating to warrants to purchase  [10,000,000]  2,000,000 Common Shares
                                                         ---------
(the  "Amended and Restated  Warrant  Agreement"),  shall be excluded but Common
       --------------------
Shares  issuable upon the conversion of the shares of this Series and the Series
                                                                  --------------
B  Convertible  Shares shall not. All  references to per share amounts or prices
----------------------
with respect to the Triggering Conditions shall be appropriately adjusted for any subdivision, consolidation, or reclassification of the Common Shares. Until the Triggering Conditions have been satisfied, the Dividend rate per annum shall be (A) 15% of the Base Amount per share of this Series from and after January 1, 2003 and payable in accordance with Section 2(c) hereof commencing January 1, 2004; (B) 18% of the Base Amount per share of this Series from and after January 1, 2004 and payable in accordance with Section 2(c) hereof commencing January 1, 2005; and (C) thereafter, 21% of the Base Amount per share of this Series from and after January 1, 2005 and payable in accordance with Section 2(c) hereof commencing January 1, 2006. Upon the satisfaction of all the Triggering Conditions, the Dividend per share of this Series shall be computed based upon a rate per annum of 5% of the Base Amount. Accruals of Dividends shall not bear interest. All Dividends declared upon the shares of this Series shall be declared pro rata per share.

      (c) The record date for the determination of the holders of shares of this Series who shall be entitled to receive Dividends (the "Record Date") shall be the first business day of each calendar year, and only the holders of shares of this Series of record on the Record Date shall be entitled to receive such Dividends. All Dividends payable to such holders of record shall be paid on the tenth business day following the Record Date on each issued and outstanding share of this Series.

      (d) Dividends payable on shares of this Series for any period other than a full dividend period shall be computed on the basis of a 360-day year consisting of twelve 30-day months. Any Dividend payment made on shares of this Series shall first be credited against the earliest accumulated but unpaid Dividends due with respect to the shares of this Series.

      (e) No dividends shall be declared or paid or set aside for payment on any share capital of the Corporation ranking, as to dividends, on a parity with or subordinate to the shares of this Series for any period unless full accumulated Dividends have been or contemporaneously are declared and paid or declared and a sum sufficient for the payment thereof set aside for such payment on the shares of this Series for all Dividend periods terminating on or prior to the date of payment of such dividends. When Dividends are not paid in full on the shares of this Series and any other preferred shares of the Corporation ranking with respect to payment of dividends on a parity with the shares of this Series, all dividends declared or paid upon shares of this Series and such other preferred shares shall be declared and paid pro rata so that the amount of dividends declared and paid on the shares of this Series and such other preferred shares shall in all cases bear to each other the same ratio that accumulated dividends per share (which in the case of noncumulative preferred shares shall not include any accumulation in respect of unpaid dividends for prior dividend periods) on shares of this Series and such other preferred shares bear to each other. Except as provided in the preceding sentence, unless full accumulated Dividends have been paid or declared and a sum sufficient for the payment thereof set aside for payment, no dividends (other than dividends or distributions paid in Common Shares, or options, warrants or rights to subscribe for or purchase Common Shares, or, in each case, any other series of shares of the Corporation ranking subordinate to the shares of this Series as to dividends and upon liquidation) shall be declared and paid or a sum sufficient for the payment thereof set aside for payment or any other distribution declared or made upon the Common Shares,
                                                                               -
Series B  Convertible  Shares  or any other  class of shares of the  Corporation
-----------------------------
ranking subordinate to or on a parity with the shares of this Series as to dividends or upon liquidation. No Common Shares, Series B Convertible Shares or
                                                -----------------------------
shares of any other class of shares of the Corporation ranking subordinate to or on a parity with the shares of this Series as to dividends or upon liquidation shall be redeemed, purchased, retired or otherwise acquired for any
                                -----------
consideration (and no funds shall be paid to or made available for a sinking fund for the redemption of any such share capital) by the Corporation (except by conversion into or exchange for shares of the Corporation ranking subordinate to the shares of this Series as to dividends and upon liquidation or except with respect to Common Shares that the Corporation has become obligated to redeem prior to the issuance of any shares of this Series upon the occurrence of specified circumstances) unless, in each case, the full accumulated Dividends shall have been paid or declared and a sum sufficient for the payment thereof set aside for payment. Holders of shares of this Series shall not be entitled to any dividend, whether payable in cash, property or stock, in excess of the full Dividends on such shares.

      (f) Upon conversion of any shares of this Series by any holder thereof pursuant to Section 7 hereof, any Dividends accrued and payable to such holder shall be forfeited and the Corporation shall have no further obligation to such holder of shares of this Series for such accumulated Dividends.

      3. Liquidation Rights. (a) In the event of any voluntary or involuntary dissolution, liquidation, or winding up of the affairs of the Corporation, after payment or provision for payment of the debts and other liabilities of the Corporation and any preferential amounts payable with respect to securities of the Corporation ranking prior to the shares of this Series ("Senior Preferred Shares"), the holders of shares of this Series shall be entitled to receive out of the assets of the Corporation available for distribution to shareholders, before any distribution of assets is made to holders of the Common Shares or any other share capital of the Corporation ranking subordinate to the shares of this Series, a liquidating distribution in an amount equal to the greater of (i) U.S. [$1.35] $6.75 per share of this Series plus an amount equal to any accrued and
         -----
unpaid Dividends (including accumulated Dividends, whether or not declared) to and including the date of distribution or (ii) the amount distributable to the holders of shares of this Series as if such holders had converted their shares of this Series into Common Shares pursuant to Section 7 hereof immediately prior to such dissolution, liquidation or winding up of the affairs of the Corporation (plus accumulated Dividends, whether or not declared). Amounts payable pursuant to clause (i) or (ii) of this
Section 3(a) shall be distributed ratably among the holders of shares of this Series in proportion to the number of shares of this Series held. After payment to the holders of shares of this Series of the full amount to which such holders are entitled as set forth above, the holders of shares of this Series shall have no right or claim to any of the remaining assets of the Corporation.

      (b) If upon any such dissolution, liquidation or winding up of the affairs of the Corporation, the assets of the Corporation distributable among the holders of shares of this Series and the holders of all other classes or series of shares of the Corporation ranking on a parity with the shares of this Series shall be insufficient to permit the payment to them of the full preferential amounts to which they are entitled, then the entire assets of the Corporation so to be distributed shall be distributed ratably among the holders of shares of this Series and such other classes or series of shares of the Corporation in proportion to the sum of the accumulated dividends and the liquidation preferences per share.

      (c) The sale, conveyance, mortgage, pledge or lease of all or substantially all the assets of the Corporation shall be deemed to be a liquidation, dissolution or winding up of the Corporation for purposes of this
Section 3.

      4. Optional Redemption. (a) The shares of this Series may not be redeemed before the fifth anniversary of the Initial Issuance Date. Thereafter, the shares of this Series shall be redeemable (subject to subsection 4(d) below) at the option of the Corporation, in whole or in part, at the redemption price, which shall be an amount equal to the greater of (i) U.S. [$1.35] $6.75 per
                                                                       -----
share of this Series plus the amount of any accrued and unpaid Dividends per share of this Series (including accumulated Dividends, whether or not declared) or (ii) the Fair Market Value of a share of this Series (as defined below). For purposes hereof, the Fair Market Value shall be determined by a nationally recognized independent investment banking firm mutually agreed to by the Corporation and the holder of a majority of the shares of this Series then outstanding, whose determination shall be conclusive.

      (b) (i) In case the Corporation shall desire to exercise its right to redeem any shares of this Series, it shall give notice of such redemption to holders of the shares of this Series to be redeemed as hereinafter provided in this Section 4(b).

           (ii) Notice of redemption shall be given to the holders of shares of this Series to be redeemed by mailing such notice by first-class mail to their last addresses as they shall appear upon the register for the shares of this Series not less than 120 calendar days prior to the date fixed for redemption.

           (iii) Each such notice of redemption (A) shall specify the date fixed for redemption and the redemption price at which shares of this Series are to be redeemed, (B) shall state that payment of the redemption price for the shares of this Series to be redeemed will be made at the principal executive offices of the Corporation, upon presentation and surrender of certificates representing such shares of this Series, and (C) if less than all the shares of this Series are to be redeemed, shall specify the number of shares of this Series held by each holder to be redeemed. In case any certificate representing shares of this Series is to be redeemed in part only, the notice of redemption which relates to such certificate shall state the number of shares of this Series represented by such certificate to be redeemed and shall state that on and after the redemption date, upon surrender of such certificate, a new certificate or certificates for a number of shares of this Series equal to the unredeemed portion thereof will be issued.

           (iv) If less than all the shares of this Series are to be redeemed, the Corporation shall effect such redemption pro rata among the holders thereof (based on the number of shares of this Series held on the date of notice of redemption).

      (c) (i) If the giving of notice of redemption shall have been completed as provided above, the shares of this Series specified in such notice shall become redeemable, and shall be redeemed by the Corporation upon presentation and surrender of the certificate representing such shares, on the date and at the place stated in such notice at the redemption price, and on and after such date fixed for redemption, notwithstanding that any certificate for shares of this Series so called for redemption shall not have been surrendered for cancellation, unless there shall have been a default in payment of the redemption price, all shares of this Series called for redemption shall no longer be deemed to be outstanding, and all rights with respect to such shares of this Series shall forthwith cease and terminate except only the right of the holders thereof to receive from the Corporation the redemption price, without interest, of the shares to be redeemed, and such shares shall not thereafter be transferred on the books of the Corporation or be deemed to be outstanding for any purpose whatsoever.

           (ii) Upon presentation of any certificate representing shares of this Series only a portion of which are to be redeemed, the Corporation shall immediately issue, at its expense, a new certificate or certificates representing the shares of this Series not redeemed.

      (d) Except as provided in paragraph (a) above, the Corporation shall have no right to redeem the shares of this Series. Any shares of this Series so redeemed shall be permanently retired, shall no longer be deemed outstanding and shall not under any circumstances be reissued, and the Corporation may from time to time take such appropriate corporate action as may be necessary to reduce the authorized shares of this Series accordingly. Nothing herein contained shall prevent or restrict the purchase by the Corporation, from time to time either at public or private sale, of the whole or any part of the shares of this Series at such price or prices as the Corporation may determine, subject to the provisions of applicable law.

      5. No Mandatory Redemption. The shares of this Series shall not be subject to mandatory redemption by the Corporation.

      6. Voting Rights. (a) Each issued and outstanding share of this Series shall be entitled to the number of votes equal to the number of Common Shares of the Corporation into which each such share of this Series is convertible (as adjusted from time to time pursuant to Section 7(a) hereof), at each meeting of shareholders of the Corporation with respect to any and all matters presented to the shareholders of the Corporation for their action or consideration. Except as provided by law, by the provisions of paragraph (b) below or by the provisions establishing any other series of preferred stock of the Corporation, holders of the shares of this Series and of any other outstanding preferred stock shall vote together with the holders of Common Shares as a single class.

      (b) In addition to any other rights provided by law, the Corporation shall not amend, alter or repeal the preferences, special rights or other powers of the shares of this Series or any other provision of the Corporation's constating documents that would adversely affect the rights of the holders of the shares of this Series, including, without limitation, any increase in the number of shares of this Series, without the written consent or affirmative vote of the holders of at least 66-2/3% of the then outstanding aggregate number of such adversely affected shares of this Series, given in writing or by vote at a meeting, consenting or voting (as the case may be) separately as a class. For this purpose, the authorization or issuance of any series of preferred stock of the Corporation with preference or priority over, or being on a parity with the shares of this Series as to the right to receive either dividends or amounts distributable upon liquidation, dissolution or winding up of the Corporation shall be deemed to adversely affect the shares of this Series.

      7. Conversion. (a) Each share of this Series may be converted at any time, at the option of the holder thereof, in the manner hereinafter provided, into fully-paid and nonassessable Common Shares, provided, however, that on any redemption of any shares of this Series or any liquidation of the Corporation, the right of conversion shall terminate at the close of business on the full business day next preceding the date fixed for such redemption or for the payment of any amounts distributable on liquidation to the holders of the shares of this Series. The initial conversion rate for shares of this Series shall be one Common Share for each one share of this Series surrendered for conversion, representing an initial conversion price (for purposes of Section 7(g)) of U.S. [$1.35] $6.75 per share of the
                                                       -----
Corporation's Common Shares (hereinafter, the "Conversion Price"). The applicable conversion rate and Conversion Price from time to time in effect are subject to adjustment as hereinafter provided.

      (b) Whenever the Conversion Price shall be adjusted as provided in Section 7(g) hereof, the Corporation shall forthwith file at each office designated for the conversion of the shares of this Series, a statement, signed by any of the Chairman of the Board, the President, any Vice President or the Treasurer of the Corporation, showing in reasonable detail the facts requiring such adjustment. The Corporation shall also cause a notice setting forth any such adjustments to be sent by mail, first class, postage prepaid, to each record holder of shares of this Series at his or its address appearing on the stock register. If such notice relates to an adjustment resulting from an event referred to in paragraph 7(g)(vii), such notice shall be included as part of the notice required to be mailed and published under the provisions of paragraph 7(g)(vii) hereof.

      (c) The right of conversion shall be exercised by the holder by the surrender of the certificates representing shares of this Series to be converted to the Corporation at any time during normal business hours at the office or agency then maintained by it for the conversion of shares of this Series (the "Conversion Office"), accompanied by written notice to the Corporation of such holder's election to convert and, if so required by the Corporation or any conversion agent, by an instrument of transfer, in form satisfactory to the Corporation and to any conversion agent, duly executed by the registered holder or by such holder's duly authorized attorney, and transfer tax stamps or funds therefor, if required pursuant to Section 7(k).

      (d) As promptly as practicable after the surrender for conversion of one or more certificates representing any shares of this Series in the manner provided in Section 7(c) and the payment in cash of any amount required by the provisions of Section 7(k), the Corporation will deliver or cause to be delivered at the Conversion Office to or upon the written order of the holder of such shares, a certificate or certificates representing the number of full Common Shares issuable upon such conversion, issued in such name or names as such holder may direct, subject to any applicable contractual restrictions and any restrictions imposed by applicable securities laws. Such conversion shall be deemed to have been made immediately prior to the close of business on the date of such surrender of certificates representing shares of this Series in proper order for conversion, and all rights of the holder of such shares as a holder of such shares shall cease at such time, and the person or persons in whose name or names the certificates for such Common Shares are to be issued shall be treated for all purposes as having become the record holder or holders thereof at such time; provided, however, that any such surrender on any date when the stock transfer books of the Corporation shall be closed shall constitute the person or persons in whose name or names the certificates for such Common Shares are to be issued as the record holder or holders thereof for all purposes immediately prior to the close of business on the next succeeding day on which such stock transfer books are opened.

      (e) Upon conversion in the manner provided in this Section 7 of only a portion of the number of shares of this Series represented by a certificate so surrendered for conversion, the Corporation shall issue and deliver or cause to be delivered at the Conversion Office to or upon the written order of the holder of the certificate so surrendered for conversion, at the expense of the Corporation, a new certificate or certificates representing the number of shares of this Series representing the unconverted portion of the certificate so surrendered, issued in such name or names as such holder may direct, subject to any applicable contractual restrictions and any restrictions imposed by applicable securities laws.

      (f) All shares of this Series which shall have been surrendered for conversion as herein provided shall no longer be deemed to be outstanding and all rights with respect to such shares, including the rights, if any, to receive notices and to vote, shall forthwith cease and terminate except only the right of the holder thereof to receive Common Shares in exchange therefor. Any shares of this Series so converted shall be retired and canceled and shall not be reissued, and the Corporation may from time to time take such appropriate action as may be necessary to reduce the authorized shares of this Series accordingly.

      (g) Anti-Dilution Provisions.

      (i) In order to prevent dilution of the right granted hereunder, the Conversion Price shall be subject to adjustment from time to time in accordance with this paragraph 7(g)(i). At any given time the Conversion Price shall be that dollar (or part of a dollar) amount the payment of which shall be sufficient at the given time to acquire one Common Share of the Corporation upon conversion of shares of this Series. Upon each adjustment of the Conversion Price pursuant to this Section 7(g), the registered holder of shares of this Series shall thereafter be entitled to acquire upon exercise, at the Conversion Price resulting from such adjustment, the number of Common Shares of the Corporation obtainable by multiplying the Conversion Price in effect immediately prior to such adjustment by the number of shares of Common Shares of the Corporation acquirable immediately prior to such adjustment and dividing the product thereof by the Conversion Price resulting from such an adjustment. For purposes of this Section 7(g), the term "Number of Common Shares Deemed Outstanding" at any given time shall mean the sum of (x) the number of shares of the Corporation's Common Shares outstanding at such time, (y) the number of Common Shares of the Corporation issuable assuming conversion at such time of all outstanding shares of the Corporation's other series of convertible preferred stock, if any, and (z) the number of Common Shares of the Corporation deemed to be outstanding at such time under subparagraphs 7(g)(ii)(1) to (8), inclusive.

     (ii) Except as provided in paragraph 7(g)(iii) or 7(g)(vi) below, if and whenever on or after the Initial Issuance Date, the Corporation shall issue or sell, or shall in accordance with subparagraphs 7(g)(ii)(1) to (8), inclusive, be deemed to have issued or sold (such issuance or sale, whether actual or deemed, the "Triggering Transaction") any Common Shares for a consideration per share less than:

          (I) (if the Common Shares are not traded on the New York Stock Exchange, the American Stock Exchange or the Nasdaq National Market) the Conversion Price in effect immediately prior to the time of such issuance or sale, then forthwith upon such issuance or sale the Conversion Price shall, subject to subparagraphs (1) to (8) of this Section 7(g)(ii), be reduced to the Conversion Price (calculated to the nearest tenth of a cent) determined by dividing: (i) an amount equal to the sum of (x) the product derived by multiplying the Number of Common Shares Deemed Outstanding immediately prior to such Triggering Transaction by the Conversion Price then in effect, plus (y) the consideration, if any, received by the Company upon consummation of such Triggering Transaction, by (H) an amount equal to the sum of (x) the Number of Common Shares Deemed Outstanding immediately prior to such Triggering Transaction plus (y) the number of Common Shares issued (or deemed to be issued in accordance with subparagraphs 7(g)(ii)(1) to (8)) in connection with the Triggering Transaction; or

          (II) (if the Common Shares are traded on the New York Stock Exchange, the American Stock Exchange or the Nasdaq National Market) the average Market Price for the ten trading days immediately preceding such issuance or sale, then forthwith upon such Triggering Transaction, the Conversion Price shall, subject to subparagraphs (1) to (8) of this Section 7(g)(ii), be reduced to the Conversion Price (calculated to the nearest tenth of a cent) determined by multiplying the Conversion Price in effect immediately prior to the time of such Triggering Transaction by a fraction, the numerator of which shall be the sum of (x) the Number of Common Shares Deemed

     Outstanding immediately prior to such Triggering Transaction and (y) the number of Common Shares which the aggregate consideration received by the Company upon such Triggering Transaction would purchase at the average Market Price for the ten trading days immediately preceding such Triggering Transaction, and the denominator of which shall be the Number of Common Shares Deemed Outstanding immediately after such Triggering Transaction.

     For purposes of determining the adjusted Conversion Price under this paragraph 7(g)(ii), the following subsections (1) to (8), inclusive, shall be applicable:

          (1) In case the Corporation at any time shall in any manner grant (whether directly or by assumption in an amalgamation or otherwise) any rights to subscribe for or to purchase, or any options for the purchase of, Common Shares or any stock or other securities convertible into or exchangeable for Common Shares (such rights or options being herein called "Options" and such convertible or exchangeable stock or securities being herein called "Convertible Securities"), whether or not such Options or the right to convert or exchange any such Convertible Securities are immediately exercisable, and the price per share for which the Common Shares are issuable upon exercise, conversion or exchange (determined by dividing (x) the total amount, if any, received or receivable by the Corporation as consideration for the granting of such Options, plus the aggregate amount of additional consideration payable to the Corporation upon the exercise of all such Options, plus, in the case of such Options which relate to Convertible Securities, the aggregate amount of additional consideration, if any, payable upon the issue or sale of such Convertible Securities and upon the conversion or exchange thereof, by (y) the total maximum number of Common Shares issuable upon the exercise of such Options or the conversion or exchange of such Convertible Securities) shall be less than the average Market Price in effect for the ten trading days immediately prior to the time of the granting of such Option (if the Common Shares are traded on the New York Stock Exchange, the American Stock Exchange or the Nasdaq National Market) or the Conversion Price in effect immediately prior to the time of such issuance or sale (if the Common Shares are not traded on the New York Stock Exchange, the American Stock Exchange or the Nasdaq National Market), then the total maximum amount of Common Shares issuable upon the exercise of such Options or, in the case of Options for Convertible Securities, upon the conversion or exchange of such Convertible Securities, shall (as of the date of granting of such Options) be deemed to be outstanding and to have been issued and sold by the Corporation for such price per share. No adjustment of the Conversion Price shall be made upon the actual issuance of such Common Shares or such Convertible Securities upon the exercise of such Options, except as otherwise provided in subparagraph (3) below.

          (2) In case the Corporation at any time shall in any manner issue (whether directly or by assumption in an amalgamation or otherwise) or sell any Convertible Securities, whether or not the rights to exchange or convert thereunder are immediately exercisable, and the price per share for which Common Shares are issuable upon such conversion or exchange (determined by dividing (x) the total amount received or receivable by the Corporation as consideration for the issue or sale of such Convertible Securities, plus the aggregate amount of additional consideration, if any, payable to the Corporation upon the conversion or exchange thereof, by (y) the total maximum number of Common Shares issuable upon the conversion or exchange of all such Convertible Securities) shall be less than the average Market Price in effect for the ten-day trading period immediately prior to the time of such issue or sale (if the Common Shares are traded on the New York Stock Exchange, the American Stock Exchange or the Nasdaq National Market) or the Conversion Price in effect immediately prior to the time of such issuance or sale (if the Common Shares are not traded on the New York Stock Exchange, the American Stock Exchange or the Nasdaq National Market), then the total maximum number of Common Shares issuable upon conversion or exchange of all such Convertible Securities shall (as of the date of the issue or sale of such Convertible Securities) be deemed to be outstanding and to have been issued and sold by the Corporation for such price per share. No adjustment of the Conversion Price shall be made upon the actual issuance of such Common Shares upon exercise of the rights to exchange or convert under such Convertible Securities, except as otherwise provided in subparagraph (3) below.

          (3) If the purchase price provided for in any Options referred to in subparagraph (1), the additional consideration, if any, payable upon the conversion or exchange of any Convertible Securities referred to in subparagraph (1) or (2), or the rate at which any Convertible Securities referred to in subparagraph (1) or (2) are convertible into or exchangeable for Common Shares shall change at any time (other than under or by reason of provisions designed to protect against dilution of the type set forth in paragraph 7(g)(ii) or 7(g)(iv)), the Conversion Price in effect at the time of such change shall forthwith be readjusted to the Conversion Price which would have been in effect at such time had such Options or Convertible Securities still outstanding provided for such changed purchase price, additional consideration or rate, as the case may be, at the time initially granted, issued or sold. If the purchase price provided for in any Option referred to in [subparagraphs (1)] subparagraph (1) or the additional
                                            ------------------------------------
     consideration,  if any,  payable  upon the  conversion  or  exchange of any
     ---------------------------------------------------------------------------
     Convertible  Securities referred to in subparagraph (1) or (2), or the rate
     ---------------------------------------------------------------
     at which any Convertible Securities referred to in subparagraph (1) or (2) are convertible into or exchangeable for Common Shares, shall be reduced at any time under or by reason of provisions with respect thereto designed to protect against dilution, then in case of the delivery of Common Shares upon the exercise of any such Option or upon conversion or exchange of any such Convertible Security, the Conversion Price then in effect hereunder shall forthwith be adjusted to such respective amount as would have been obtained had such Option or Convertible Security never been issued as to such Common Shares and had adjustments been made upon the issuance of the Common Shares delivered as aforesaid, but only if as a result of such adjustment the Conversion Price then in effect hereunder is hereby reduced.

          (4) On the expiration of any Option or the termination of any right to convert or exchange any Convertible Securities, the Conversion Price then in effect hereunder shall forthwith be increased to the Conversion Price which would have been in effect at the time of such expiration or termination had such Option or Convertible Securities, to the extent outstanding immediately prior to such expiration or termination, never been issued.

          (5) In case any Options shall be issued in connection with the issue or sale of other securities of the Corporation, together comprising one integral transaction in which no specific consideration is allocated to such Options by the parties thereto, such Options shall be deemed to have been issued without consideration.

          (6) In case any Common Shares, Options or Convertible Securities shall be issued or sold or deemed to have been issued or sold for cash, the consideration received therefor shall be deemed to be the amount received by the Corporation therefor (before deduction for expenses or underwriters' discounts or commissions related to such issue or sale). In case any Common Shares, Options or Convertible Securities shall be issued or sold for a consideration other than cash, the amount of the consideration other than cash received by the Corporation shall be the fair value of such consideration as determined in good faith by the Board of Directors of the Corporation.

          (7) In case the Corporation shall declare a dividend or make any other distribution upon the share capital of the Corporation payable in Common Shares, Options, or Convertible Securities, then in such case any Common Shares, Options or Convertible Securities, as the case may be, issuable in payment of such dividend or distribution shall be deemed to have been issued or sold without consideration.

          (8) For purposes of this paragraph 7(g)(ii), in case the Corporation shall take a record of the holders of its Common Shares for the purpose of entitling them (x) to receive a dividend or other distribution payable in Common Shares, Options or in Convertible Securities, or (y) to subscribe for or purchase Common Shares, Options or Convertible Securities, then such record date shall be deemed to be the date of the issue or sale of the Common Shares deemed to have been issued or sold upon the declaration of such dividend or the making of such other distribution or the date of the granting of such right or subscription or purchase, as the case may be.

            (iii) In the event the Corporation shall declare a dividend upon the Common Shares (other than a dividend payable in Common Shares covered by subparagraph 7(g)(ii)(7)) payable otherwise than out of earnings or earned surplus, determined in accordance with generally accepted accounting principles, including the making of appropriate deductions for minority interests, if any, in subsidiaries (herein referred to as "Liquidating Dividends"), then, as soon as possible after the conversion of any shares of this Series, the Corporation shall, subject to applicable law, pay to the person converting such shares of this Series an amount equal to the aggregate value at the time of such exercise of all Liquidating Dividends (including but not limited to the Common Shares which would have been issued at the time of such earlier exercise and all other securities which would have been issued with respect to such Common Shares by reason of stock splits, stock dividends, amalgamations or reorganizations, or for any other reason). For the purposes of this paragraph 7(g)(iii), a dividend other than in cash shall be considered payable out of earnings or earned surplus only to the extent that such earnings or earned surplus are charged an amount equal to the fair value of such dividend as determined in good faith by the Board.

            (iv) In case the Corporation shall at any time subdivide (other than by means of a dividend payable in Common Shares covered by paragraph 7(g)(ii)(7)) its outstanding Common Shares into a greater number of shares, the Conversion Price in effect immediately prior to such subdivision shall be proportionately reduced, and, conversely, in case the outstanding Common Shares of the Corporation shall be combined into a smaller number of shares, the Conversion Price in effect immediately prior to such combination shall be proportionately increased.

            (v) If any capital reorganization or reclassification of the share capital of the Corporation, or amalgamation of the Corporation with another corporation, or the sale of all or substantially all of its assets to another corporation shall be effected in such a way that holders of Common Shares shall be entitled to receive stock, securities, cash or other property with respect to or in exchange for Common Shares, then, as a condition of such reorganization, reclassification, amalgamation or sale, lawful and adequate provision shall be made whereby the holders of shares of this Series shall have the right to acquire and receive upon conversion of the shares of this Series, which right shall be prior to the rights of the holders of stock ranking on liquidation junior to this Series (but after and subject to the rights of holders of Senior Preferred Shares, if any), such shares of stock, securities, cash or other property issuable or payable (as part of the reorganization, reclassification, amalgamation or sale) with respect to or in exchange for such number of outstanding Common Shares of the Corporation as would have been received upon conversion of the shares of this Series at the Conversion Price then in effect. The Corporation will not effect any such amalgamation or sale, unless prior to the consummation thereof the amalgamated corporation or the corporation purchasing such assets shall assume by written instrument mailed or delivered to the holders of the shares of this Series at the last address of each such holder appearing on the books of the Corporation, the obligation to deliver to each such holder such shares of stock, securities or assets as, in accordance with the foregoing provisions, such holder may be entitled to receive. If a purchase, tender or exchange offer is made to and accepted by the holders of more than 50% of the outstanding Common Shares of the Corporation, the Corporation shall not effect any amalgamation or sale with the person having made such offer or with any Affiliate (as defined below) of such person, unless prior to the consummation of such amalgamation or sale the holders of the shares of this Series shall have been given a reasonable opportunity to then elect to receive upon the conversion of the shares of this Series either the stock, securities or assets then issuable with respect to the Common Shares of the Corporation or the stock, securities or assets, or the equivalent, issued to previous holders of the Common Shares in accordance with such offer. For purposes hereof, the term "Affiliate" with respect to any given person shall mean any person controlling, controlled by or under common control with the given person.

     (vi) The provisions of this Section 7(g) shall not apply to any Common Shares issued, issuable or deemed outstanding under subparagraphs 7(g)(ii)(1) to
(8) inclusive: (i) to any person pursuant to any stock option, stock purchase or similar plan or arrangement for the benefit of employees of the Corporation or its subsidiaries in effect on the Initial Issuance Date or thereafter adopted by the Board of Directors of the Corporation, (ii) pursuant to options, warrants and conversion rights in existence on the Initial Issuance Date, (iii) upon exercise of the warrants of the Corporation issued to Warburg pursuant to the Amended and Restated Warrant Agreement or (iv) on conversion of the shares of
--------------------
this Series or the sale of any additional shares of this Series.

     (vii) In the event that:

          (1) the Corporation shall declare any cash dividend upon its Common Shares, or

          (2) the Corporation shall declare any dividend upon its Common Shares payable in stock or make any special dividend or other distribution to the holders of its Common Shares, or

          (3) the Corporation shall offer for subscription pro rata to the holders of its Common Shares any additional shares of stock of any class or other rights, or

          (4) there shall be any capital reorganization or reclassification of the share capital of the Corporation, including any subdivision or combination of its outstanding Common Shares, or amalgamation of the Corporation with, or sale of all or substantially all of its assets to, another corporation, or

          (5) there shall be a voluntary or involuntary dissolution, liquidation or winding up of the Corporation;

then, in connection with such event, the Corporation shall give to the holders of the shares of this Series:

          (A) at least twenty (20) days' prior written notice of the date on which the books of the Corporation shall close or a record shall be taken for such dividend, distribution or subscription rights or for determining rights to vote in respect of any such reorganization, reclassification, amalgamation, sale, dissolution, liquidation or winding up; and

          (B) in the case of any such reorganization, reclassification, amalgamation, sale, dissolution, liquidation or winding up, at least twenty (20) days' prior written notice of the date when the same shall take place.

Such notice in accordance with the foregoing clause (A) shall also specify, in the case of any such dividend, distribution or subscription rights, the date on which the holders of Common Shares shall be entitled thereto, and such notice in accordance with the foregoing clause (B) shall also specify the date on which the holders of Common Shares shall be entitled to exchange their Common Shares for securities or other property deliverable upon such reorganization, reclassification, amalgamation, sale, dissolution, liquidation or winding up, as the case may be. Each such written notice shall be given by first class mail, postage prepaid, addressed to the holders of the shares of this Series at the address of each such holder as shown on the books of the Corporation.

            (viii) If at any time or from time to time on or after the Initial Issuance Date, the Corporation shall grant, issue or sell any Options, Convertible Securities or rights to purchase property (the "Purchase Rights") pro rata to the record holders of the Common Shares of the Corporation and such grants, issuances or sales do not result in an adjustment of the Conversion Price under paragraph 7(g)(ii) hereof, then each holder of shares of this Series shall be entitled to acquire (within thirty (30) days after the later to occur of the initial exercise date of such Purchase Rights or receipt by such holder of the notice concerning Purchase Rights to which such holder shall be entitled under paragraph 7(g)(vii)) and upon the terms applicable to such Purchase Rights either:

          (A) the aggregate Purchase Rights which such holder could have acquired if it had held the number of Common Shares acquirable upon conversion of shares of this Series immediately before the grant, issuance or sale of such Purchase Rights; provided that if any Purchase Rights were distributed to holders of Common Shares without the payment of additional consideration by such holders, corresponding Purchase Rights shall be distributed to the exercising holders of the shares of this Series as soon as possible after such exercise and it shall not be necessary for the exercising holder of the shares of this Series specifically to request delivery of such rights; or

          (B) in the event that any such Purchase Rights shall have expired or shall expire prior to the end of said thirty (30) day period, the number of Common Shares or the amount of property which such holder could have acquired upon such exercise at the time or times at which the Corporation granted, issued or sold such expired Purchase Rights.

     (ix) If any event occurs as to which, in the opinion of the Board, the provisions of this Section 7(g) are not strictly applicable or if strictly applicable would not fairly protect the rights of the holders of the shares of this Series in accordance with the essential intent and principles of such provisions, then the Board shall make an adjustment in the application of such provisions, in accordance with such essential intent and principles, so as to protect such rights as aforesaid, but in no event shall any adjustment have the effect of increasing the Conversion Price as otherwise determined pursuant to any of the provisions of this Section 7(g) except in the case of a combination of shares of a type contemplated in paragraph 7(g)(iv) and then in no event to an amount larger than the Conversion Price as adjusted pursuant to paragraph 7(g)(iv).

          (h) No fractional Common Shares shall be issued upon the conversion of any share or shares of this Series. If any fractional interest in a Common Share would, except for the provisions of this Section 7(h), be deliverable upon the conversion of any share or shares of this Series, the Corporation shall in lieu of delivering the fractional Common Share therefor satisfy such fractional interest by payment to the holder of such surrendered share or shares of this Series of an amount in cash equal (computed to the nearest cent) to the current market value of such fractional interest, computed on the basis of the Market Price of the Common Shares on the date of such conversion, provided, however, that no amount shall be paid by the Corporation to such holder of less than U.S. $5.00.

          (i) The Corporation shall be entitled to effect the mandatory conversion, in whole or in part, of the shares of this Series in accordance with this Section 7 if all of the [Triggering Conditions (set forth in
     Section 2(b) hereof) shall] following conditions (the "Mandatory Conversion
                                 -----------------------------------------------
     Conditions")  have been  satisfied  as of the date of the notice  described
     ------------
     below: (i) the Common Shares are listed on the New York Stock Exchange, the
          ----------------------------------------------------------------------
     American  Stock  Exchange or the Nasdaq  National  Market;  (ii) the Common
     ---------------------------------------------------------------------------
     Shares  are  traded on the New York  Stock  Exchange,  the  American  Stock
     ---------------------------------------------------------------------------
     Exchange or the Nasdaq  National Market at a Market Price greater than U.S.
     ---------------------------------------------------------------------------
     $8.00 per Common Share on each of the 10 consecutive trading days preceding
     ---------------------------------------------------------------------------
     such date; and (iii) the Corporation's net income (excluding profit or loss
     ---------------------------------------------------------------------------
     on  disposal  of a  significant  part of the  Company's  assets or separate
     ---------------------------------------------------------------------------
     segment thereof,  gains on restructuring  payables,  gains or losses on the
     ---------------------------------------------------------------------------
     extinguishment of debt,  expropriations  of property,  gains or losses that
     ---------------------------------------------------------------------------
     are the direct result of a major  casualty,  or one-time  losses  resulting
     ---------------------------------------------------------------------------
     from  prohibition  under a newly-enacted  law or regulation)  before income
     ---------------------------------------------------------------------------
     taxes,  Dividends on the shares of this Series and the Series B Convertible
     ---------------------------------------------------------------------------
     Shares and
     ----------
     amortization  of  goodwill  and  covenants  not to  compete  for the  three
     ---------------------------------------------------------------------------
     consecutive  fiscal quarters preceding such date, as reported in or derived
     ---------------------------------------------------------------------------
     from  the  Corporation's   quarterly  or  annual  reports  filed  with  the
     ---------------------------------------------------------------------------
     Securities and Exchange Commission, shall have averaged at least U.S. $0.22
     ---------------------------------------------------------------------------
     per fully diluted Common Share per fiscal quarter,  provided,  however,  in
     ---------------------------------------------------------------------------
     making such  calculation,  the Common Shares  issuable upon exercise of the
     ---------------------------------------------------------------------------
     warrants  issued to Warburg  pursuant to the Amended and  Restated  Warrant
     ---------------------------------------------------------------------------
     Agreement, shall be excluded but Common Shares issuable upon the conversion
     ---------------------------------------------------------------------------
     of the shares of this Series and the Series B Convertible Shares shall not.
     ---------------------------------------------------------------------------
     All references to per share amounts or prices with respect to the Mandatory
     ---------------------------------------------------------------------------
     Conversion Conditions shall be appropriately  adjusted for any subdivision,
     ---------------------------------------------------------------------------
     consolidation, or reclassification of the Common Shares.
     --------------------------------------------------------

     Upon such mandatory conversion, each share of this Series subject to such conversion shall be converted into Common Shares at the then effective
Conversion Price for such shares. In case the Corporation shall desire to exercise the right to convert all or, as the case may be, any shares of this Series in accordance with the right to do so, it shall provide notice to the holders of the shares of this Series to be converted as hereinafter provided in this Section 7(i).

           (i) A notice of conversion shall be given to the holders of shares of
           ---
     this Series to be converted by mailing by first-class mail to their last addresses as they shall appear upon the register for shares of this Series not less than 120 calendar days prior to the date fixed for conversion.

           (ii) Each such notice of conversion  (A) shall specify the date fixed
           ----
     for conversion and the number of Common Shares issuable to the holder of a share of this Series upon such conversion, (B) shall state the offices or agencies to be maintained by the Corporation for the purpose of such conversion, upon presentation and surrender of such shares of this Series and (C) if less than all the shares of this Series are to be converted, shall specify the number of shares of this Series held by each holder, and the serial numbers of the certificates thereof, to be converted. In case any certificate representing shares of this Series is to be converted in part only, the notice of conversion which relates to such certificate shall state the number of shares of this Series represented by such certificate to be converted and shall state that on and after the conversion date, upon surrender of such certificate, a new certificate or certificates for a number of shares of this Series equal to the unconverted portion thereof will be issued.

           (j) The Corporation will at all times reserve and keep available, solely for the purposes of the issuance of Common Shares upon conversion of the shares of this Series, the full number of Common Shares as shall be issuable upon the conversion of all such outstanding shares of this Series.

          The Corporation will endeavor to comply with all securities laws regulating the offer and delivery of Common Shares upon conversion of the shares of this Series and, if any Common Shares required to be reserved for purposes of conversion of the shares hereunder require registration with or approval of any governmental authority under any U.S. (federal or state) or Canadian law before such Common Shares may be validly issued or delivered upon conversion, the Corporation will, in good faith and as expeditiously as possible, endeavor to secure such registration or approval, as the case may be.

           All Common Shares which shall be issued upon conversion of the shares of this Series will upon issuance be fully paid and nonassessable and not subject to preemptive rights.

           (k) The issuance of certificates for Common Shares upon conversion of shares of this Series shall be made without charge for any stamp or other similar tax in respect of such issuance. However, if any such certificate is to be issued in a name other than that of the holder of record of the share or shares of this Series so converted, the holder thereof shall pay to the Corporation the amount of any tax which may be payable in respect of any transfer involved in such issuance or shall establish to the satisfaction of the Corporation that such tax has been paid or is not payable.

          (l) In case (A) the Corporation shall take any action which would require an adjustment in the number of Common Shares issuable to holders of shares of this Series upon conversion thereof pursuant to Section 7(g)
     above; or (B) there shall be a voluntary or involuntary dissolution, liquidation or winding up of the affairs of the Corporation; then the Corporation shall cause to be given to the holders of the shares of this Series at least ten days prior to the applicable record date hereinafter specified, a notice of (X) the date on which a record is to be taken for the purpose of any dividend, distribution or grant to holders of Common Shares which would require such an adjustment, or, if a record is not to be taken, the date as of which the holders of Common Shares of record to be entitled to such dividend, distribution, or grant are to be determined or
     (Y) the date on which such reorganization, reclassification, amalgamation, sale, transfer, dissolution, liquidation or winding up is expected to become effective, and the date as of which it is expected that holders of Common Shares of record shall be entitled to exchange their Common Shares for securities or other property or other assets deliverable upon such reorganization, reclassification, amalgamation, sale, transfer, dissolution, liquidation, or winding up. Failure to give such notice or any defect therein shall not affect the legality or validity of any proceedings described in subparagraph (A) or (B) of this Section 7(l).

          8. [Hold Period. A holder of shares of this Series shall in no event sell or otherwise transfer any of the shares of this Series, or any Common Shares issued upon the due conversion of any shares of this Series, for a period of six months from the Initial Issuance Date. The Corporation shall issue or cause to be issued certificates representing shares of this Series, and of Common Shares issued upon due conversion of any shares of this Series, which contain such legends as the Corporation in its discretion deems adequate to reflect the hold period described in this
     Section 8.] Miscellaneous.
                 --------------

           (a) For the purposes hereof:

                (i) the term "outstanding", when used in reference to shares of this Series, shall mean issued shares of this Series, excluding shares of this Series called for redemption; and

                (ii) [the term "subsidiary" shall mean any company a majority of whose outstanding voting capital stock (other than directors' qualifying shares), at the time as of which any determination is being made, shall be owned by the parent of such company either directly or through other subsidiaries; and] any shares of a series or class of shares of the Corporation shall be deemed to rank:

                     (A) prior to shares of this Series, whether or not the dividend rates, dividend payment dates or redemption or liquidation prices per share thereof be different from those of shares of this Series, if the holders of such shares of a series or class of shares shall be entitled to receipt from the Corporation of dividends or of amounts distributable upon liquidation, dissolution or winding up, in preference or priority to the holders of shares of this Series, as the case may be;

                     (B) on a parity  with or equal to  shares  of this  Series, whether or not the dividend rates, dividend payment dates or redemption or liquidation prices per share thereof be different from those of shares of this Series, if the holders of such shares of a series or class of shares shall be entitled to the receipt from the Corporation of dividends or of amounts distributable upon liquidation to their respective dividend rates or liquidation prices, without preference or priority one over the other as between the holders of such shares of a series or class of shares and the holders of shares of this Series; and

                     (C) subordinate to shares of this Series, whether or not the dividend rates, dividend payment dates or redemption or liquidation prices per share thereof be different from those of shares of this Series, if the rights of the holders of such shares of a series or class of shares shall be subordinate to the rights of the holders of shares of this Series in respect of the receipt from the Corporation of dividends and of amounts distributable  upon  liquidation,
               dissolution or winding up, including, without limitation, the Common Shares of the Corporation.

           (b) So long as any shares of this Series are outstanding, in the event of any conflict between the provisions hereof and any corporate document of the Corporation (both as presently existing or hereafter amended and supplemented) the provisions hereof, as the same may be amended or supplemented, shall be and remain controlling.

           (c) The holders of the shares of this Series shall have no preemptive rights.

                                   SONUS CORP.
                                      PROXY

        FOR USE AT THE ANNUAL AND SPECIAL GENERAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON DECEMBER 15, 1999

The undersigned shareholder of SONUS CORP. (the "Corporation") hereby appoints Brandon M. Dawson, William DeJong or Gregory J. Frazer, Ph.D., each a director of the Corporation, or instead of any of the foregoing, -------------------------, as proxy for the undersigned to attend and act for and on behalf of the undersigned at the Annual and Special General Meeting of the Shareholders of the Corporation (the "Meeting") to be held on the 15th day of December, 1999, and at any adjournment or adjournments thereof, to the same extent and with the same power as if the undersigned were personally present at the said meeting or such adjournment or adjournments thereof and, without limiting the generality of the power hereby conferred, the designee named above is specifically directed to vote (or withhold or abstain from voting) the Common Shares and Preferred Shares of the Corporation registered in the name of the undersigned as indicated on the reverse hereof.

--------------------------------------------------------------------------------
                              FOLD AND DETACH HERE

Item 1    RESOLUTION FIXING THE NUMBER OF DIRECTORS AT EIGHT.

            FOR [ ]           AGAINST [ ]       ABSTAIN [ ]


Item 2    ELECTION OF DIRECTORS.

            FOR [ ]                             WITHHOLD VOTE [ ]
      all nominees listed (except               as to all nominees
      as marked to the contrary)                listed

      Joel  Ackerman,  Haywood D.  Cochrane,  Jr.,  Brandon M.  Dawson,  William
      DeJong, Gregory J. Frazer, Ph.D., Hugh T. Hornibrook, Scott E. Klein, David J. Wenstrup

      INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST ABOVE.


Item 3    RESOLUTION  APPROVING THE  APPOINTMENT  OF KPMG LLP as the auditors of
          the   Corporation   and   authorizing   the  directors  to  fix  their
          remuneration.

            FOR [ ]           AGAINST [ ]       ABSTAIN [ ]


Item 4 RESOLUTION APPROVING THE AMENDMENT OF THE CORPORATION'S ARTICLES AMENDING AND RESTATING THE TERMS OF THE CORPORATION'S SERIES A CONVERTIBLE PREFERRED SHARES.

            FOR [ ]           AGAINST [ ]       ABSTAIN [ ]


5. To vote at the discretion of the proxy designee on any amendments or variations to the foregoing and on any other matters (other than matters which are to come before the Meeting and which are the subject of another proxy executed by the undersigned) which may properly come before the Meeting or any adjournment or adjournments thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE MANAGEMENT OF THE CORPORATION AT THE DIRECTION OF THE BOARD OF DIRECTORS. SHAREHOLDERS HAVE THE RIGHT TO APPOINT A PERSON TO ATTEND AND ACT ON THEIR BEHALF AT THE MEETING OTHER THAN ONE OF THE PERSONS LISTED ON THE REVERSE AND MAY EXERCISE SUCH RIGHT BY INSERTING THE NAME OF SUCH PERSON (WHO NEED NOT BE A SHAREHOLDER) IN THE BLANK SPACE PROVIDED ON THE REVERSE FOR THAT PURPOSE. THE UNDERSIGNED REVOKES ANY INSTRUMENT OF PROXY PREVIOUSLY GIVEN FOR THE PURPOSE OF THE MEETING IN RESPECT OF COMMON SHARES AND PREFERRED SHARES HELD BY THE UNDERSIGNED.

                              NOTES:

                              1. Please sign exactly as your name appears hereon. If the shares are jointly held, each joint owner named should sign. When signing as attorney, personal representative, administrator, or other fiduciary, please give full title. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer or person. If the proxy form is not dated in the space provided, it is deemed to bear the date on which it is mailed by the management of the Corporation.

                              2. IN THE EVENT THAT NO SPECIFICATION HAS BEEN MADE WITH RESPECT TO THE VOTING ON ONE OR MORE OF THE RESOLUTIONS REFERRED TO IN ITEMS 1 THROUGH 4 ABOVE, THE PROXY DESIGNEE IS INSTRUCTED TO VOTE THE SHARES REPRESENTED BY THIS PROXY ON EACH SUCH MATTER AND FOR SUCH RESOLUTION. MARKING THE "ABSTAIN" BOX ON ITEMS 1 AND 4 WILL BE DEEMED TO HAVE THE SAME EFFECT AS A VOTE AGAINST THE PROPOSAL.

                              3. To be effective, proxies must be received before 10 a.m. (Calgary time) on December 14, 1999, by CIBC Mellon Trust Company,
                                    Suite 600,  333-7th  Avenue  S.W.,  Calgary,
                                    Alberta, Canada T2P 2Z1 or be presented at the Meeting.


                              PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.



Signature of Shareholder(s)-----------------------------------------------------
                                                      Dated --------------, 1999

--------------------------------------------------------------------------------
                              FOLD AND DETACH HERE